[VERSION A]

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                         MAIL OPERATIONS (VPMO):
Hartford, Connecticut                                              P.O. Box 8027
                                                           Boston, MA 02266-8027
                                                               Tel. 800/447-4312

                VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACTS

                                   PROSPECTUS

                                   May 1, 1998

              As Supplemented November 2, 1998 and February 1, 1999


              FOR TAX QUALIFIED AND NON-TAX QUALIFIED ANNUITY PLANS

    This Prospectus describes variable accumulation annuity contracts ("Contracts") issued by Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Contracts provide for both an Accumulation Period and an Annuity Period. Purchase payments under the Contract are flexible. Contracts may be purchased by individuals or on a group basis by employers to fund tax-qualified pension profit-sharing or tax sheltered annuity ("TSA") plans. For information on Individual Contracts issued in New York on or after May 1, 1997, see "New York Individual Contracts Issued On or After May 1, 1997," and for information on contracts issued on a group basis, see "Group Contracts."

    Generally, a minimum initial purchase payment of $1,000 is required and each subsequent purchase payment must be at least $25. If the bank draft investment program ("check-o-matic" as described under "Purchase of Contracts") is elected, the minimum initial purchase payment required is $25. For non-tax qualified and Individual Retirement Accounts ("IRAs") including SEP IRAs, SIMPLE IRAs and
Roth IRAs the minimum initial purchase payment required is $1,000. For individual Contracts issued under tax-qualified or employer sponsored plans other than IRAs, a minimum annual payment of $1,000 must be made. For Contracts with a Maturity Date in the first Contract year, a minimum initial purchase payment of $10,000 is required. Generally, a Contract may not be purchased with respect to a proposed Annuitant who is 80 years of age or older.

    Purchase payments are allocated to one or more of the available Subaccounts of the Phoenix Home Life Variable Accumulation Account (the "Account") and/or to the Guaranteed Interest Account ("GIA") (see Appendix A) as specified by the Contract Owner in the application, if any, for the Contract. The Account is divided into Subaccounts, each of which invests in a corresponding series of The Phoenix Edge Series Fund, Wanger Advisors Trust or Templeton Variable Products Series Fund (collectively, the "Funds").

    You may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. You may receive more or less than the initial payment depending on investment experience within the Subaccount during the 10-day period, unless the Contract was issued with the Temporary Money Market Allocation Amendment, in which case your initial purchase payment is refunded. If the initial purchase payment, or any portion thereof, was allocated to the GIA, that payment (or portion) and any earned interest is refunded. (See "Free Look Period.")

    It may not be advantageous to purchase a Contract as a replacement for an existing annuity contract or life insurance policy. You should recognize that a contract that has been in existence for a period of time might have certain advantages to you over a new contract. On the other hand, the proposed Contract may offer new features which are more important to you.

    It is in your best interest to have adequate information before a decision to replace your present annuity contract becomes final so that you may understand the basic features of both the proposed Contract and your existing contract.

    If you are replacing a life insurance policy, it is important to understand that the proposed Contract would provide limited, if any, life insurance coverage, and that annuities and life insurance are treated differently under the tax laws.

    In all cases, it is important to know if the replacement will result in current tax liability.

    This Prospectus provides information a prospective investor ought to know before investing and should be kept for future reference. It is accompanied by a current Prospectus for each of the Funds. No offer is being made of a Contract funded by any Fund for which a current Prospectus has not been delivered.

    THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION OR CREDIT UNION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE FLUCTUATION OF CONTRACT VALUE AND THE POSSIBLE LOSS OF PRINCIPAL INVESTED.

    Additional information about the Account has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information ("SAI"), dated May 1, 1998, which is incorporated herein by reference. The SAI, the table of contents of which is set forth in this Prospectus, is available without charge upon request by writing or telephoning Phoenix at the address or telephone number set forth above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Heading                                                    Page
---------------------------------------------------------------

SPECIAL TERMS..............................................   3
SUMMARY OF EXPENSES........................................   4
SUMMARY ...................................................   9
FINANCIAL HIGHLIGHTS.......................................  11
PERFORMANCE HISTORY........................................  15
THE VARIABLE ACCUMULATION ANNUITY..........................  17
PHOENIX AND THE ACCOUNT....................................  17
INVESTMENTS OF THE ACCOUNT ................................  17
    The Phoenix Edge Series Fund...........................  17
    Wanger Advisors Trust..................................  18
    Templeton Variable Products Series Fund................  18
PURCHASE OF CONTRACTS .....................................  19
DEDUCTIONS AND CHARGES.....................................  20
    Premium Tax ...........................................  20
    Sales Charges .........................................  20
    Charges for Mortality and Expense Risks ...............  20
    Charges for Administrative Services ...................  21
    Other Charges .........................................  21
THE ACCUMULATION PERIOD....................................  21
    Accumulation Units ....................................  21
    Accumulation Unit Values ..............................  21
    Transfers .............................................  21
    Surrender of Contract; Partial Withdrawals ............  22
    Lapse of Contract .....................................  23
    Payment Upon Death Before Maturity Date (Non-New
        York Individual Contracts).........................  23
NEW YORK INDIVIDUAL CONTRACTS ISSUED ON OR AFTER
MAY 1, 1997................................................  23
    Sales Charges..........................................  23
    Daily Administrative Fee...............................  23
    Maturity Date..........................................  23
    Ownership of the Contract..............................  23
    Payment Upon Death Before Maturity Date................  24
    Transfers..............................................  24
GROUP CONTRACTS............................................  24
    Allocated Group Contracts .............................  24
    Unallocated Group Contracts ...........................  25
THE ANNUITY PERIOD ........................................  25
    Variable Accumulation Annuity Contracts................  25
    Annuity Options .......................................  26
    Option A--Life Annuity With Specified Period Certain...  26
    Option B--Non-Refund Life Annuity .....................  26
    Option D--Joint and Survivor Life Annuity .............  26
    Option E--Installment Refund Life Annuity .............  26
    Option F--Joint and Survivor Life Annuity With
       Specified Period Certain ...........................  26
    Option G--Payments for Specified Period ...............  26
    Option H--Payments of Specified Amount ................  26
    Option I--Variable Payment Life Annuity with Ten-Year
       Period Certain ....................................   27
    Option J--Joint Survivor Variable Payment Life Annuity
       with Ten-Year Period Certain .......................  27
    Option K--Variable Payment Annuity for a Specified
       Period .............................................  27
    Option L--Variable Payment Life Expectancy Annuity.....  27
    Option M--Unit Refund Variable Payment Life Annuity....  27
    Option N--Variable Payment Non-Refund Life Annuity.....  27
    Other Options and Rates................................  27
    Other Conditions ......................................  27
    Payment Upon Death After Maturity Date ................  27
VARIABLE ACCOUNT VALUATION PROCEDURES......................  27
MISCELLANEOUS PROVISIONS ..................................  28
    Assignment.............................................  28
    Deferment of Payment ..................................  28
    Free Look Period.......................................  28
    Amendments to Contracts ...............................  28
    Substitution of Fund Shares ...........................  28
    Ownership of the Contract .............................  28
FEDERAL INCOME TAXES ......................................  29
    Introduction ..........................................  29
    Tax Status.............................................  29
    Taxation of Annuities in General.......................  29
       Surrenders or Withdrawals Prior to the Contract
         Maturity Date ....................................  29
       Surrenders or Withdrawals On or After the Contract
         Maturity Date ....................................  29
       Penalty Tax on Certain Surrenders and Withdrawals ..  29
    Additional Considerations..............................  30
    Diversification Standards .............................  31
    Qualified Plans........................................  31
       Tax Sheltered Annuities ("TSAs") ...................  32
       Keogh Plans.........................................  32
       Individual Retirement Accounts .....................  32
       Corporate Pension and Profit-Sharing Plans .........  33
       Deferred Compensation Plans with Respect to
         Service for State and Local Governments and
         Tax Exempt Organizations .........................  33
       Penalty Tax on Certain Surrenders and Withdrawals
         from Qualified Contracts..........................  33
       Seek Tax Advice.....................................  33
SALES OF VARIABLE ACCUMULATION CONTRACTS ..................  34
STATE REGULATION ..........................................  34
REPORTS ...................................................  34
VOTING RIGHTS .............................................  34
TEXAS OPTIONAL RETIREMENT PROGRAM .........................  34
LITIGATION ................................................  34
LEGAL MATTERS .............................................  34
STATEMENT OF ADDITIONAL INFORMATION........................  35
APPENDIX A ................................................  36
APPENDIX B ................................................  37

SPECIAL TERMS
--------------------------------------------------------------------------------
As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT: Phoenix Home Life Variable Accumulation Account.

ACCOUNT VALUE: The value of all assets held in the Account.

ACCUMULATION UNIT: A standard of measurement with respect to each Subaccount used in determining the value of a Contract and the interest in the Subaccounts prior to the commencement of annuity payments.

ACCUMULATION UNIT VALUE: The value of one Accumulation Unit was set at $1.0000 on the date assets were first allocated to each Subaccount. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

ANNUITANT: The person whose life is used as the measuring life under the Contract.

ANNUITY OPTION: The provisions under which a series of annuity payments is made to the Annuitant or other payee, such as Life Annuity with Ten Years Certain. (See "Annuity Options.")

ANNUITY UNIT: A standard of measurement used in determining the amount of each variable income payment under the variable payment Annuity Options I, J, K, M and N.

CONTRACT: The deferred variable accumulation annuity contracts described in this Prospectus.

CONTRACT OWNER ("OWNER"): The person or entity, usually the one to whom the Contract is issued, who has the sole right to exercise all rights and privileges under the Contract except as otherwise provided in the Contract. The Owner may be the Annuitant, an employer, a trust or any other individual or entity specified in the application, if any, for the Contract. However, under Contracts used with certain tax qualified plans, the Owner must be the Annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole Owner of the Contract. If no Owner is named, the Annuitant will be the Owner.

CONTRACT VALUE: Prior to the Maturity Date, the sum of all Accumulation Units held in the Subaccounts of the Account and the value held in the GIA. For 403(b) plans with loans, the Contract Value is the sum of all Accumulation Units held in the Subaccounts of the Account and the value held in the GIA plus the value held in the Loan Security Account, less any Loan Debt.

FIXED PAYMENT ANNUITY: A benefit providing periodic payments of a fixed dollar amount throughout the Annuity Period that does not vary with or reflect the investment performance of any Subaccount.

FUNDS: The Phoenix Edge Series Fund, the Wanger Advisors Trust and the Templeton Variable Products Series Fund.

GROUP CONTRACT: The deferred variable accumulation annuity contract, offered to employers or trusts to fund tax-qualified plans for groups of participants, described in this Prospectus.

GIA: An allocation option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.

ISSUE DATE: The date that the initial purchase payment is invested under a Contract.

LOAN DEBT: Loan Debt is equal to the sum of the outstanding loan balance plus any accrued loan interest.

LOAN SECURITY ACCOUNT: The Loan Security Account is part of the general account and is the sole security for 403(b) loans. It is increased with all loan amounts taken and reduced by all repayments of loan principal.

MATURITY DATE: The date elected by the Owner pursuant to the Contract as of which annuity payments will commence. The election is subject to certain conditions described in "The Annuity Period."

MINIMUM INITIAL PURCHASE PAYMENT: The amount which must be paid when a Contract is purchased. Minimum initial purchase payments of $1,000, $1,000, $25, $1,000 annually and $10,000 is required for non-qualified, IRA, bank draft program, qualified plan Contracts and Contracts with a Maturity Date in the first Contract year, respectively.

MINIMUM SUBSEQUENT PAYMENT: The amount which must be paid when any subsequent payments are made, after the minimum initial purchase payment has been made (see above). The minimum subsequent payment for all Contracts is $25.

PAYMENT UPON DEATH: The obligation of Phoenix under a Contract to make a payment on the death of the Owner or Annuitant at any time before the Maturity Date of a Contract (see "Payment Upon Death Before Maturity Date") or after the Maturity Date of a Contract (see "Payment Upon Death After Maturity Date").

PHOENIX: Phoenix Home Life Mutual Insurance Company.

VALUATION DATE: A Valuation Date is every day the New York Stock Exchange ("NYSE") is open for trading and Phoenix is open for business.

VARIABLE PAYMENT ANNUITY: An annuity providing payments that vary in amount after the first payment is made, in accordance with the investment experience of the selected Subaccounts.

VPMO: The Variable Products Mail Operation Division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO:  The Variable Products Operations Division of Phoenix.



                                                     SUMMARY OF EXPENSES


                                                                                                         INDIVIDUAL CONTRACTS ONLY
                                                                                                             ISSUED IN NEW YORK
CONTRACT OWNER TRANSACTION EXPENSES                                     INDIVIDUAL AND GROUP CONTRACTS       ON OR AFTER 5/1/97
                                                                        ------------------------------       -------------------
Sales Charge Imposed on Purchases..........................................           None                          None
Deferred Sales Load (as a percentage of amount surrendered)(1).............
    Age of Payment in Complete Years 0-1...................................            6%                            7%
    Age of Payment in Complete Years 1-2...................................            5%                            6%
    Age of Payment in Complete Years 2-3...................................            4%                            5%
    Age of Payment in Complete Years 3-4...................................            3%                            4%
    Age of Payment in Complete Years 4-5...................................            2%                            3%
    Age of Payment in Complete Years 5-6...................................            1%                            2%
    Age of Payment in Complete Years 6.....................................           None                           N/A
    Age of Payment in Complete Years 6-7...................................            N/A                           1%
    Age of Payment in Complete Years 7 and thereafter......................            N/A                          None
Exchange Fee -- Maximum Allowable Charge Per Exchange......................            $10                           $10

ANNUAL CONTRACT FEE
    Maximum................................................................            $35                           $35

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
    Mortality and Expense Risk Fees (depending on Contract form)(2)........      1.25% or 1.00%                      1.25%
    Daily Administrative Fee...............................................           None                           1.25%
    Total Separate Account Annual Expenses (depending on Contract form)(2).      1.25% or 1.00%                      1.375%


FUND ANNUAL EXPENSES
(as a percentage of Fund average net assets)


------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL ANNUAL EXPENSES(3)
                                       INVESTMENT        RULE 12B-1                            (AFTER EXPENSE
           SERIES                    MANAGEMENT FEES        FEES         OTHER EXPENSES(3)     REIMBURSEMENT)
------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
Aberdeen New Asia...............         1.00%               N/A              .25%                1.25%
Balanced........................          .55%               N/A              .15%                 .70%
Engemann Nifty Fifty(4).........          .90%               N/A              .15%                1.05%
Growth..........................          .63%               N/A              .11%                 .74%
International...................          .75%               N/A              .26%                1.01%
Money Market....................          .40%               N/A              .15%                 .55%
Multi-Sector Fixed Income.......          .50%               N/A              .15%                 .65%
Phoenix Growth & Income(4)......          .70%               N/A              .15%                 .85%
Phoenix Value Equity(4).........          .70%               N/A              .15%                 .85%
Real Estate Securities..........          .75%               N/A              .25%                1.00%
Research Enhanced Index.........          .45%               N/A              .10%                 .55%
Schafer Mid-Cap Value(4)........         1.05%               N/A              .15%                1.20%
Seneca Mid-Cap Growth(4)........          .80%               N/A              .25%                1.05%
Strategic Allocation............          .58%               N/A              .13%                 .71%
Strategic Theme.................          .75%               N/A              .25%                1.00%

(1) A sales charge may be taken from the proceeds when a Contract is surrendered or when an amount is withdrawn, if assets have not been held under the Contract for a certain period of time. An amount up to 10% of the Contract Value may be withdrawn each year without a sales charge. (See "Deductions and Charges--Sales Charges.")
(2) The expense risk charge under a Contract is either .60% or .85%, depending on when the Contract was issued. (See "Deductions and Charges--Charges for Mortality and Expense Risks.")
(3) Each Series pays a portion or all of its total annual expenses other than the management fee. The Research Enhanced Index Series will pay up to .10%; the Growth, Multi-Sector Fixed Income, Strategic Allocation, Money Market and Balanced Series will pay up to .15%; the International Series will pay up to .40%; the Real Estate Securities, Strategic Theme and Aberdeen New Asia Series will pay up to .25%. Absent expense reimbursement, total annual expenses were .66% for Multi-Sector Fixed Income, 1.05% for Research Enhanced Index, 1.07% for Real Estate Securities, 1.14% for Strategic Theme and 2.00% for Aberdeen New Asia. Expenses may be higher or lower than those shown but are subject to expense limitations as noted.
(4) Inclusion of this Subaccount began on March 2, 1998. Accordingly, annualized expenses have been projected for the fiscal year ending December 31, 1998. Without reimbursement, the Total Annual Expenses are estimated to be approximately 1.35% for Engemann Nifty Fifty, 1.68% for Seneca Mid-Cap, 1.10% for Phoenix Growth & Income, 1.10% for Phoenix Value Equity and 1.31% for Schafer Mid-Cap Series.


                                        SUMMARY OF EXPENSES (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           TOTAL ANNUAL EXPENSES(1)
                                                         INVESTMENT        RULE 12B-1                          (AFTER EXPENSE
                SERIES                                 MANAGEMENT FEES        FEES       OTHER EXPENSES(1)      REIMBURSEMENT)
-----------------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE PRODUCTS SERIES FUND
Mutual Shares Investments-- Class 2(4)..............        .40%              .25%             .60%                1.25%
Templeton Stock--Class 2(2).........................        .69%              .25%             .19%                1.13%
Templeton Asset Allocation--Class 2(2)..............        .60%              .25%             .18%                1.03%
Templeton International--Class 2(2).................        .69%              .25%             .19%                1.13%
Templeton Developing Markets--Class 2(3)............       1.25%              .25%             .33%                1.83%

WANGER ADVISORS TRUST
Wanger Foreign Forty(5).............................       1.00%              N/A              .45%                1.45%
Wanger International Small Cap......................       1.28%              N/A              .32%                1.60%
Wanger Twenty(5)....................................        .95%              N/A              .40%                1.35%
Wanger U.S. Small Cap...............................        .97%              N/A              .09%                1.06%

(1) Each Series pays a portion or all of its Total Annual Expenses other than the management fee. The Wanger Foreign Forty will pay up to .45%, the Wanger International Small Cap will pay up to .60%, the Wanger Twenty will pay up to .40% and the Wanger U.S. Small Cap will pay up to .50%. Expenses may be higher or lower than those shown but are subject to expense limitations as noted.
(2) Class 2 shares of the Templeton Variable Products Series Fund have a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Because Class 2 shares were not offered until May 1, 1997, the figures (other than "12b-1 Fees") are estimates for 1998 based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1997, except that Management Fees and Total Annual Expenses have been restated to reflect the management fee schedule which was approved by shareholders and effective on May 1, 1997. Actual Management Fees and Total Annual Expenses during 1997 were lower. See Fund prospectus for details.
(3) Class 2 shares of the Templeton Variable Products Series Fund have a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Because Class 2 shares were not offered until May 1, 1997, the figures (other than "12b-1 Fees") are estimates for 1998 based on the historical expenses of the Fund's Class 1 shares for the fiscal year ended December 31, 1997.
(4) Class 2 shares of the Templeton Variable Products Series Fund have a distribution plan or "12b-1 Plan" which is described in the Fund's prospectus. Because Class 2 shares are new, the Investment Manager has agreed in advance to waive a portion of the management fees and make certain payments to reduce expenses as necessary so that Total Annual Expenses do not exceed 1.25%. Absent any waivers, Total Annual Expenses are estimated to be 1.45%.
(5) Inclusion of this Subaccount began on February 1, 1999. Accordingly, annualized expenses have been projected for the fiscal year ending December 31, 1999. Without reimbursement, the Total Annual Expenses are estimated to be approximately 3.51% for Wanger Foreign Forty and 1.63% for Wanger Twenty.

EXAMPLES--THE INFORMATION INCLUDED IN THESE EXAMPLES DOES NOT APPLY TO NEW YORK INDIVIDUAL CONTRACTS ISSUED ON OR AFTER MAY 1, 1997 OR GROUP CONTRACTS:


If you surrender your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:

--------------------------------------------------------------------------------------
SERIES                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
------                                           ------    -------   -------   -------
Growth.....................................      $ 78      $ 108      $138      $ 252
Multi-Sector Fixed Income..................        77        105       134        243
Strategic Allocation.......................        77        107       137        249
Money Market...............................        76        102       129        233
International..............................        80        115       151        280
Balanced...................................        77        106       136        248
Real Estate Securities.....................        80        115       151        279
Strategic Theme............................        80        115       151        279
Aberdeen New Asia..........................        83        122       163        303
Research Enhanced Index....................        76        102       N/A        N/A
Engemann Nifty Fifty(1) ...................        81        117       N/A        N/A
Phoenix Growth & Income(1).................        79        110       N/A        N/A
Phoenix Value Equity(1)....................        79        110       N/A        N/A
Seneca Mid-Cap Growth(1)...................        81        117       N/A        N/A
Schafer Mid-Cap Value(1)...................        82        121       N/A        N/A
Wanger U.S. Small Cap......................        81        117       154        285
Wanger International Small Cap.............        86        132       180        336
Wanger Foreign Forty(3)....................        84        128       173        322
Wanger Twenty(3)...........................        83        125       168        313
Templeton Stock--Class 2...................        81        119       157        291
Templeton Asset Allocation--Class 2........        80        116       152        282
Templeton International--Class 2...........        81        119       157        291
Templeton Developing Markets--Class 2......        88        139       191        358
Mutual Shares Investments--Class 2(2)......        83        122       N/A        N/A
--------------------------------------------------------------------------------------



(1)  Inclusion of this Subaccount began on March 2, 1998.
(2)  Inclusion of this Subaccount began on November 2, 1998.
(3)  Inclusion of this Subaccount began on February 1, 1999.

If you do not surrender your Contract: You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:

-----------------------------------------------------------------------------------------------------------
                SERIES                          1 YEAR          3 YEARS           5 YEARS          10 YEARS
                ------                          ------          -------           -------          --------
Growth.....................................    $   22           $   69            $  117            $  252
Multi-Sector Fixed Income..................        21               66               113               243
Strategic Allocation.......................        22               68               116               249
Money Market...............................        20               63               108               233
International..............................        25               77               131               280
Balanced...................................        22               67               115               248
Real Estate Securities.....................        25               76               131               279
Strategic Theme............................        25               76               131               279
Aberdeen New Asia..........................        27               84               143               303
Research Enhanced Index....................        20               63               N/A               N/A
Engemann Nifty Fifty(1)....................        25               78               N/A               N/A
Phoenix Growth & Income(1).................        23               72               N/A               N/A
Phoenix Value Equity(1)....................        23               72               N/A               N/A
Seneca Mid-Cap Growth(1)...................        25               78               N/A               N/A
Schafer Mid-Cap Value(1)...................        27               82               N/A               N/A
Wanger U.S. Small Cap......................        25               78               134               285
Wanger International Small Cap.............        31               94               160               336
Wanger Foreign Forty(3)....................        29               90               153               322
Wanger Twenty(3)...........................        28               87               148               313
Templeton Stock--Class 2...................        26               80               137               291
Templeton Asset Allocation--Class 2........        25               77               132               282
Templeton International--Class 2...........        26               80               137               291
Templeton Developing Markets--Class 2......        33              101               171               358
Mutual Shares Investments--Class 2(2)......        27               84               N/A               N/A
----------------------------------------------------------------------------------------------------------

(1)  Inclusion of this Subaccount began on March 2, 1998.
(2)  Inclusion of this Subaccount began on November 2, 1998.
(3)  Inclusion of this Subaccount began on February 1, 1999.


The purpose of the tables set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. It is based on historical Fund expenses, as a percentage of new assets for the year ended December 31, 1997, except as indicated. The tables reflect Account annual expenses of 1.25% as well as the Funds. (See "Deductions and Charges" in this Prospectus and in the Fund Prospectuses.)

Premium or other taxes levied by any governmental entity with respect to the Contract will be charged against the Contract Values based on a percentage of premiums paid. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. (See "Deductions and Charges--Premium Tax" and Appendix B.)

The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown and are based on Contracts assessing an expense risk charge of .85%. (See "Deductions and Charges.")

EXAMPLES--THE INFORMATION INCLUDED IN THESE EXAMPLES APPLIES TO INDIVIDUAL CONTRACTS ISSUED ONLY IN NEW YORK ON OR AFTER MAY 1, 1997:

    If you surrender your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:

----------------------------------------------------------------------------------------------------------
                SERIES                          1 YEAR          3 YEARS          5 YEARS          10 YEARS
                ------                          ------          -------          -------          --------
Growth.....................................     $ 87             $ 118            $  152            $ 268
Multi-Sector Fixed Income..................       86               115               148              259
Strategic Allocation.......................       86               117               151              265
Money Market...............................       85               112               143              249
International..............................       89               126               166              295
Balanced...................................       86               117               150              264
Real Estate Securities.....................       89               126               165              294
Strategic Theme............................       89               126               165              294
Aberdeen New Asia..........................       92               133               178              318
Research Enhanced Index....................       85               112               N/A              N/A
Engemann Nifty Fifty(1) ...................       90               127               N/A              N/A
Phoenix Growth & Income(1).................       88               122               N/A              N/A
Phoenix Value Equity(1)....................       88               122               N/A              N/A
Seneca Mid-Cap Growth(1)...................       90               127               N/A              N/A
Schafer Mid-Cap Value(1)...................       91               132               N/A              N/A
Wanger U.S. Small Cap......................       90               128               168              300
Wanger International Small Cap.............       95               144               195              351
Wanger Foreign Forty(3)....................       94               139               187              337
Wanger Twenty(3)...........................       93               136               182              328
Templeton Stock--Class 2...................       91               130               172              307
Templeton Asset Allocation--Class 2........       90               127               167              297
Templeton International--Class 2...........       91               130               172              307
Templeton Developing Markets--Class 2......       98               150               206              372
Mutual Shares Investments--Class 2(2)......       92               133               N/A              N/A
----------------------------------------------------------------------------------------------------------

If you annuitize your Contract at the end of the applicable time period: You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:

-----------------------------------------------------------------------------------------------------------
                SERIES                          1 YEAR          3 YEARS           5 YEARS          10 YEARS
                ------                          ------          -------           -------          --------
Growth.....................................   $   87            $  118             $ 125            $  268
Multi-Sector Fixed Income..................       86               115               121               259
Strategic Allocation.......................       86               117               124               265
Money Market...............................       85               112               116               249
International..............................       89               126               139               295
Balanced...................................       86               117               123               264
Real Estate Securities.....................       89               126               138               294
Strategic Theme............................       89               126               138               294
Aberdeen New Asia..........................       92               133               151               318
Research Enhanced Index....................       85               112               N/A               N/A
Engemann Nifty Fifty(1)....................       90               127               N/A               N/A
Phoenix Growth & Income(1).................       88               122               N/A               N/A
Phoenix Value Equity(1)....................       88               122               N/A               N/A
Seneca Mid-Cap Growth(1)...................       90               127               N/A               N/A
Schafer Mid-Cap Value(1)...................       91               132               N/A               N/A
Wanger U.S. Small Cap......................       90               128               141               300
Wanger International Small Cap.............       95               144               168               351
Wanger Foreign Forty(3)....................       94               139               160               337
Wanger Twenty(3)...........................       93               136               155               328
Templeton Stock--Class 2...................       91               130               145               307
Templeton Asset Allocation--Class 2........       90               127               140               297
Templeton International--Class 2...........       91               130               145               307
Templeton Developing Markets--Class 2......       98               150               179               372
Mutual Shares Investments--Class 2(2)......       92               133               N/A               N/A
----------------------------------------------------------------------------------------------------------

(1)  Inclusion of this Subaccount began on March 2, 1998.
(2)  Inclusion of this Subaccount began on November 2, 1998.
(3)  Inclusion of this Subaccount began on February 1, 1999.

If you do not surrender your Contract: You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets:


-----------------------------------------------------------------------------------------------------------
                SERIES                          1 YEAR           3 YEARS          5 YEARS          10 YEARS
                ------                          ------           -------          -------          --------
Growth.....................................      $ 24            $  73            $  125            $ 268
Multi-Sector Fixed Income..................        23               70               121              259
Strategic Allocation.......................        23               72               124              265
Money Market...............................        22               67               116              249
International..............................        26               81               139              295
Balanced...................................        23               72               123              264
Real Estate Securities.....................        26               81               138              294
Strategic Theme............................        26               81               138              294
Aberdeen New Asia..........................        29               88               151              318
Research Enhanced Index....................        22               67               N/A              N/A
Engemann Nifty Fifty(1)....................        27               82               N/A              N/A
Phoenix Growth & Income(1).................        25               77               N/A              N/A
Phoenix Value Equity(1)....................        25               77               N/A              N/A
Seneca Mid-Cap Growth(1)...................        27               82               N/A              N/A
Schafer Mid-Cap Value(1)...................        28               87               N/A              N/A
Wanger U.S. Small Cap......................        27               83               141              300
Wanger International Small Cap.............        32               99               168              351
Wanger Foreign Forty(3)....................        31               94               160              337
Wanger Twenty(3)...........................        30               91               155              328
Templeton Stock--Class 2..................         28               85               145              307
Templeton Asset Allocation--Class 2.......         27               82               140              297
Templeton International--Class 2..........         28               85               145              307
Templeton Developing Markets--Class 2.....         35              105               179              372
Mutual Shares Investments--Class 2(2).....         29               88               N/A              N/A
----------------------------------------------------------------------------------------------------------

(1) Inclusion of this Subaccount began on March 2, 1998.
(2) Inclusion of this Subaccount began on November 2, 1998.
(3) Inclusion of this Subaccount began on February 1, 1999.



The purpose of the tables set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. It is based on historical Fund expenses as a percentage of net assets for the year ended December 31, 1997, except as indicated. The tables reflect expenses of the Account as well as the Funds. (See "Deductions and Charges" in this Prospectus and in the Fund Prospectuses.)

The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. (See "Deductions and Charges.")

SUMMARY
--------------------------------------------------------------------------------
    The individual deferred accumulation annuity contracts ("Contract") described in this Prospectus present a dynamic concept in retirement planning designed to give you maximum flexibility in attaining your investment goals. There are no deductions from your purchase payments so that your entire payment is put to work in the investment portfolio(s) of your choice. Currently, the Account consists of several Subaccounts, which invest their assets exclusively in specified Series of the Funds. Each Series has a distinct investment objective. You choose the Subaccount or Subaccounts in which you wish to invest among the available Subaccounts and/or the GIA when you make your purchase payments under the Contract. You also may transfer amounts held under the Contract among the available Subaccounts and/or the GIA. When the accumulation period ends, the then Contract Value will be applied to furnish a Variable Payment Annuity unless a Fixed Payment Annuity is elected. If a Fixed Payment Annuity is elected, payments will, thereafter, be fixed and guaranteed by Phoenix.

    The Contract is eligible for purchase as non-tax qualified retirement plans by individuals. Contracts also are eligible for use in connection with (1) pension or profit-sharing plans qualified under the Self-Employed Individuals Tax Retirement Act of 1962, known as "HR 10" or "Keogh" plans, (2) pension or profit-sharing plans qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), known as "corporate plans," (3) annuity purchase plans adopted under the provisions of Section 403(b) of the Code by public school systems and certain other tax-exempt organizations (TSA),
(4) IRA plans satisfying the requirements of Section 408 or 408A of the Code and
(5) government plans and deferred compensation plans maintained by a state or political subdivision thereof under Section 457 of the Code. These plans are sometimes referred to in this Prospectus as "tax qualified plans."


HOW ARE PAYMENTS MADE UNDER THE CONTRACTS?
    A Contract Owner may make payments at any time until the Maturity Date selected by the Owner pursuant to the terms of the Contract. The payments purchase Accumulation Units of the Subaccount(s) and/or are deposited in the GIA, as chosen by the Owner. (See "Purchases of Contracts" and "The Accumulation Period.")


IS THERE A GUARANTEED OPTION?
    Yes. A Contract Owner may elect to have payments allocated to the GIA. Amounts allocated to the GIA earn a fixed rate of interest and Phoenix also may, in its sole discretion, credit excess interest. (See Appendix A.)


WHAT ARE THE INVESTMENT OPTIONS UNDER THE CONTRACT?
    The Contract currently offers a number of series of The Phoenix Edge Series Fund, Wanger Advisors Trust and Templeton Variable Products Series Fund as investment options. Each series has a specific investment objective. (For a complete list of the series offered and a brief discussion of their respective investment objectives, see "The Phoenix Edge Series Fund," "Wanger Advisors Trust" and "Templeton Variable Products Series Fund.")


    FOR ADDITIONAL INFORMATION CONCERNING THE FUNDS, SEE THE ACCOMPANYING FUND PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


WHAT SALES COSTS ARE CHARGED TO PURCHASE PAYMENTS UNDER THE CONTRACTS?
    No deductions are made from purchase payments. A deduction for sales charges may be taken from the proceeds when a Contract is surrendered or when an amount is withdrawn, if assets have not been held under the Contract for a certain period of time. However, no deduction for sales charges will be taken after the Annuity Period has begun, unless unscheduled withdrawals are made under Annuity Options K or L. If a sales charge is imposed, it is imposed on a first-in, first-out basis. No sales charge will be imposed in the event that the Annuitant dies before the date that annuity payments will commence. The total deferred sales charges on a Contract will never exceed 9% of the total purchase payments. (See "Sales Charges.")


WHAT FEES ARE CHARGED TO THE ACCOUNT?
    There is a mortality and expense risk fee and a daily administrative fee assessed against the Account. (See "Charges for Mortality and Expense Risks.") The daily administrative fee applies only to Individual Contracts issued in New York on or after May 1, 1997. (See "Charges for Administrative Services.")


ARE THERE ANY OTHER CHARGES OR DEDUCTIONS?
    In most states, premium taxes are imposed when a Contract is annuitized rather than when purchase payments are made by the Contract Owner. Phoenix will reimburse itself on the date of a partial withdrawal, surrender of the Contract, Maturity Date or payment of death proceeds. (See "Premium Tax.") To cover its fixed cost of administration, Phoenix generally charges each Contract $35 each year.

    In addition, certain charges are deducted from the assets of the Funds. For investment management services, each Series of a Fund pays the investment manager a separate monthly fee calculated on the basis of its average daily net assets during the year. (See "Other Charges.")

    For a more complete description of the fees chargeable to the Account, see "Deductions and Charges."


WHAT ARE THE MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS?
    For non-tax qualified and IRA plans, the following minimum purchase payments apply (unless investments are made pursuant to a bank draft investment program):

    Initial minimum per Contract:                $1,000
    Subsequent minimum per Contract:             $   25

    For Contracts issued pursuant to a bank draft investment program, the following minimum purchase payments apply:

    Initial minimum per Contract:                   $25
    Subsequent minimum per Contract:                $25

    For Contracts issued under tax-qualified or employer sponsored plans other than IRAs, a minimum annual premium of $1,000 must be paid.

    For Contracts with a Maturity Date in the first Contract year, a minimum initial purchase payment of $10,000 is required.


MAY I ALLOCATE MY PURCHASE PAYMENTS AMONG AVAILABLE OPTIONS?
    You may choose the amount of each purchase payment to be directed to each Subaccount and/or to the GIA, provided that the minimum initial purchase payment requirements have been met. (See "Purchase of Contracts.")


MAY I TRANSFER AMOUNTS ALLOCATED TO A SUBACCOUNT OR THE GIA?
    Prior to the Maturity Date, you may transfer some or all of the Contract Value among one or more available Subaccounts and/or the GIA provided that the minimum initial purchase payment requirements have been met. Also, if issued, the Temporary Money Market Allocation Amendment provides that no transfers may be made until the termination of the Free Look Period. Currently, there is not a limit to the number of transfers per Contract Year, however, Phoenix may in the future limit the number of transfers allowed during a Contract year, but in no event will the limit be less than six transfers per year (see "Transfers"). However, there are additional restrictions on transfers from the GIA as described in Appendix A.


DOES THE CONTRACT PROVIDE FOR PAYMENT UPON DEATH?
    The Contract provides that if the Owner and Annuitant are the same and the Owner/Annuitant dies before annuity payments begin and there is no surviving Joint Owner, payment to the beneficiary will be made and no surrender charge will be imposed. The Contract also provides for payment upon death after the Contract Maturity Date. Special provisions may apply if the Owner and the Annuitant are not the same person. (See "Payment Upon Death Before Maturity Date" and "Payment Upon Death After Maturity Date.")


IS THERE A SHORT-TERM CANCELLATION RIGHT?
    An Owner may surrender a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. The Owner may receive more or less than the initial payment depending on investment experience within the Subaccounts during the 10-day period, unless the Contract is issued with a Temporary Money Market Allocation Amendment, in which case the initial purchase payment is refunded. If the initial purchase payment, or any portion thereof, was allocated to the GIA, that payment (or portion) and any earned interest is refunded. (See "Free Look Period.")


HOW WILL THE ANNUITY PAYMENTS BE DETERMINED ON THE MATURING OF A CONTRACT?
    The Owner and Annuitant bear the risk of the investment performance during the Accumulation Period unless the GIA is selected. Once annuity payments commence, investment in the Account will continue and the Owner and Annuitant will continue to bear the risk of investment unless a Fixed Payment Annuity is elected. If a Fixed Payment Annuity is elected, payments will be fixed and guaranteed by the general assets of Phoenix. The fixed payment schedule is a part of the Contract and the Owner also may be given the opportunity to choose another annuity option available from Phoenix at the maturity of the Contract. If the current practice settlement rates in effect for Contracts are more favorable than the applicable rates guaranteed under the Contract, the current rates shall be applied. (See "The Annuity Period.")


CAN MONEY BE WITHDRAWN FROM THE CONTRACT?
    If the Annuitant is living, amounts held under the Contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Annuity Options K or L. Although loans are available only under 403(b) plans, certain limitations may apply (see "Qualified Plans; Tax Sheltered Annuities"). There may be a federal tax penalty assessed in connection with withdrawals (see "Federal Income Taxes").


CAN THE CONTRACT LAPSE?
    If on any Valuation Date the total Contract Value equals zero, or, the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the Contract Value, the Contract will immediately terminate and lapse without value.

    THE FOREGOING SUMMARY INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

                 PHOENIX HOME LIFE VARIABLE ACCUMULATION ACCOUNT
                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


    Following are the financial highlights for the period indicated. As used below, the designation "VA1" refers to Contracts assessing an expense risk charge of .60% and "VA2," "VA3" and "GSE" refer to Contracts assessing an expense risk charge of .85% and not including a daily administration fee. (See "Deductions and Charges.") As there were no Contracts issued in New York on or after May 1, 1997, data is not available for this table.

                                                                         MONEY MARKET SUBACCOUNT
                                                                                   VA1
                                 ---------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                                         -----------------------

                                    1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                    ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Unit value, beginning of
period.......................... $2.126440 $2.045097 $1.954211 $1.900873 $1.866308 $1.820007 $1.734559 $1.619595 $1.497413 $1.407621
Unit value, end of period....... $2.214444 $2.126440 $2.045097 $1.954211 $1.900873 $1.866308 $1.820007 $1.734559 $1.619595 $1.497413
                                 ========= ========= ========= ========= ========= ========= ========= ========= ========= =========
Number of units outstanding
(000)...........................     2,264     3,460     3,457     4,649     4,617     8,601    10,289    13,110    13,319    12,813


                                                                         MONEY MARKET SUBACCOUNT
                                                                              VA2, VA3 & GSE
                                 ---------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                                        -----------------------

                                    1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                    ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Unit  value, beginning of
period.......................... $2.074515 $2.000092 $1.915930 $1.868172 $1.838756 $1.797544 $1.717328 $1.607305 $1.489598 $1.403711
Unit value, end of period ...... $2.155028 $2.074515 $2.000092 $1.915930 $1.868172 $1.838756 $1.797544 $1.717328 $1.607305 $1.489598
                                 ========= ========= ========= ========= ========= ========= ========= ========= ========= =========
Number of units outstanding
(000)...........................    32,025    40,530    37,026    38,007    30,143    27,132    15,331     8,723     4,057     1,741


                                                                          GROWTH SUBACCOUNT
                                                                                  VA1
                                 ---------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                                        -----------------------

                                    1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                    ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Unit value, beginning of
period.........................  $9.222031 $8.273644 $6.384494 $6.355486 $5.362579 $4.910837 $3.474821 $3.373255 $2.501870 $2.431756
Unit value, end of period...... $11.055774 $9.222031 $8.273644 $6.384494 $6.355486 $5.362579 $4.910837 $3.474821 $3.373255 $2.501870
                                ========== ========= ========= ========= ========= ========= ========= ========= ========= =========
Number of units outstanding
(000)..........................      6,273     7,215     8,153     8,351     8,671     8,652     7,280     6,658     6,726     6,243


                                                                           GROWTH SUBACCOUNT
                                                                             VA2, VA3 & GSE
                                 ---------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                                        -----------------------

                                    1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                    ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Unit value, beginning of
period.........................  $8.999162 $8.093932 $6.261062 $6.248053 $5.284626 $4.851447 $3.440659 $3.348325 $2.489403 $2.425706
Unit value, end of period...... $10.762048 $8.999162 $8.093932 $6.261062 $6.248053 $5.284626 $4.851447 $3.440659 $3.348325 $2.489403
                                ========== ========= ========= ========= ========= ========= ========= ========= ========= =========
Number of units outstanding
(000)..........................     97,099   100,883    94,344    76,226    52,751    29,531    12,343     4,415     1,792       655


                                                                         MULTI-SECTOR SUBACCOUNT
                                                                                   VA1
                                 ---------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                                         -----------------------

                                   1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                   ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Unit value, beginning of
period......................... $3.761132 $3.379335 $2.762836 $2.952674 $2.572692 $2.360698 $1.993832 $1.913888 $1.786177 $1.632777
Unit value, end of period...... $4.143015 $3.761132 $3.379335 $2.762836 $2.952674 $2.572692 $2.360698 $1.993832 $1.913888 $1.786177
                                ========= ========= ========= ========= ========= ========= ========= ========= ========= =========
Number of units outstanding
(000)..........................     3,556     4,114     4,418     4,839     5,798     5,539     5,541     5,085     6,195     5,585

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        MULTI-SECTOR SUBACCOUNT
                                                                             VA2, VA3 & GSE
                                 ---------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                                        -----------------------

                                   1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                   ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Unit value, beginning of
period......................... $3.671202 $3.306804 $2.710153 $2.902941 $2.535693 $2.332392 $1.974705 $1.900136 $1.777482 $1.628898
Unit value, end of period...... $4.022553 $3.671202 $3.306804 $2.710153 $2.902941 $2.535693 $2.332392 $1.974705 $1.900136 $1.777482
                                ========= ========= ========= ========= ========= ========= ========= ========= ========= =========
Number of units outstanding
(000)..........................    29,600    27,079    25,435    20,608    19,839    10,612     3,480     1,438       856       396


                                                                         ALLOCATION SUBACCOUNT
                                                                                  VA1
                                 ---------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,
                                                                        -----------------------

                                   1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                   ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Unit value, beginning of
period......................... $3.801441 $3.520947 $3.008513 $3.081973 $2.804149 $2.559543 $1.999109 $1.909058 $1.608209 $1.587193
Unit value, end of period...... $4.544296 $3.801441 $3.520947 $3.008513 $3.081973 $2.804149 $2.559543 $1.999109 $1.909058 $1.608209
                                ========= ========= ========= ========= ========= ========= ========= ========= ========= =========
Number of units outstanding
(000)..........................    13,378    15,341    18,038    19,981    23,027    23,424   22,916    22,667     24,606    31,107


                                                                        ALLOCATION SUBACCOUNT
                                                                             VA2, VA3 & GSE
                                 ---------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,

                                   1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                   ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Unit value, beginning of
period......................... $3.707833 $3.442824 $2.948151 $3.028790 $2.762529 $2.527829 $1.979067 $1.894604 $1.600110 $1.583050
Unit value, end of period...... $4.421518 $3.707833 $3.442824 $2.948151 $3.028790 $2.762529 $2.527829 $1.979067 $1.894604 $1.600110
                                ========= ========= ========= ========= ========= ========= ========= ========= ========= =========
Number of units outstanding
(000)..........................    64,407    69,901    73,165   68,860     53,869    30,431    13,524     7,031     3,797     3,139


                                                                                  INTERNATIONAL SUBACCOUNT
                                                                                             VA1
                                                     -------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,                          FROM
                                                                             -----------------------                       INCEPTION
                                                                                                                           5/1/90 TO
                                                        1997      1996      1995      1994      1993      1992      1991    12/31/90
                                                        ----      ----      ----      ----      ----      ----      ----    --------
Unit value, beginning of period..................... $1.615890 $1.375527 $1.267735 $1.279733 $0.933515 $1.081746 $0.912543 $1.000000
Unit value, end of period .......................... $1.792595 $1.615890 $1.375527 $1.267735  1.279733 $0.933515 $1.081746 $0.912543
                                                     ========= ========= ========= =========  ======== ========= ========= =========
Number of units outstanding (000)...................     2,998     3,337     3,762     5,926     3,309     1,401       816       490


                                                                                  INTERNATIONAL SUBACCOUNT
                                                                                       VA2, VA3 & GSE
                                                     -------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,                          FROM
                                                                             -----------------------                       INCEPTION
                                                                                                                           5/1/90 TO
                                                        1997      1996      1995      1994      1993      1992      1991    12/31/90
                                                        ----      ----      ----      ----      ----      ----      ----    --------
Unit value, beginning of period..................... $1.589771 $1.356645 $1.253391 $1.268491 $0.927578 $1.077492 $0.911158 $1.000000
Unit value, end of period .......................... $1.759243 $1.589771 $1.356645 $1.253391 $1.268491 $0.927578 $1.077492 $0.911158
                                                     ========= ========= ========= ========= ========= ========= ========= =========
Number of units outstanding (000)...................    76,704    80,535    78,985    88,400    39,929    12,307     4,364     1,616


                                                                            BALANCED SUBACCOUNT
                                                                                     VA1
                                     -----------------------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,                                     FROM
                                                                  -----------------------                                  INCEPTION
                                                                                                                           5/1/92 TO
                                           1997             1996            1995             1994             1993          12/31/92
                                           ----             ----            ----             ----             ----          --------
Unit value, beginning of period.....    $1.503025        $1.373104       $1.124370        $1.168840        $1.086965       $1.000000
Unit value, end of period...........    $1.755101        $1.503025       $1.373104        $1.124370        $1.168840       $1.086965
                                        =========        =========       =========        =========        =========       =========
Number of units outstanding (000)...        2,885            3,271           4,027            4,732            5,601           3,283

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            BALANCED SUBACCOUNT
                                                                               VA2, VA3 & GSE
                                     -----------------------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,                                    FROM
                                                                  -----------------------                                  INCEPTION
                                                                                                                           5/1/92 TO
                                           1997             1996            1995             1994             1993          12/31/92
                                           ----             ----            ----             ----             ----          --------
Unit value, beginning of period.....    $1.485649        $1.360620       $1.116862        $1.163951        $1.085113       $1.000000
Unit value, end of period...........    $1.730535        $1.485649       $1.360620        $1.116862        $1.163951       $1.085113
                                        =========        =========       =========        =========        =========       =========
Number of units outstanding (000)...      110,735          118,572         126,919          130,797          123,929          39,740


                                                                               REAL ESTATE SUBACCOUNT
                                                                 VA1                                     VA2, VA3 & GSE
                                         --------------------------------------------  ---------------------------------------------
                                                                       FROM INCEPTION                                 FROM INCEPTION
                                          YEAR ENDED DECEMBER 31,        5/1/95 TO       YEAR ENDED DECEMBER 31,        5/1/95 TO
                                            1997          1996           12/31/95         1997          1996            12/31/95
                                            ----          ----           --------         ----          ----            --------
Unit value, beginning of period......... $1.522792      $1.155453       $1.000000      $1.535829       $1.168262       $1.000000
Unit value, end of period............... $1.840367      $1.522792       $1.155453      $1.851492       $1.535829       $1.168262
                                         =========      =========       =========      =========       =========       =========
Number of units outstanding (000).......       405            189              34         19,835          12,614           7,009


                                                                         INTERNATIONAL SMALL CAP SUBACCOUNT
                                                                 VA1                                     VA2, VA3 & GSE
                                             ------------------------------------------  -------------------------------------------
                                                                                FROM                                         FROM
                                              YEAR ENDED DECEMBER 31,         INCEPTION   YEAR ENDED DECEMBER 31,          INCEPTION
                                                                              5/1/95 TO                                    5/1/95 TO
                                                1997            1996          12/31/95      1997             1996          12/31/95
                                                ----            ----          --------      ----             ----          --------
Unit value, beginning of period............. $1.620307       $1.239576       $1.000000   $1.740203        $1.334598       $1.000000
Unit value, end of period................... $1.580723       $1.620307       $1.239576   $1.693453        $1.740203       $1.334598
                                             =========       =========       =========   =========        =========       =========
Number of units outstanding (000)...........     1,630           1,632             194      47,318           37,820           7,738


                                                                              U.S. SMALL CAP SUBACCOUNT
                                                                 VA1                                     VA2, VA3 & GSE
                                             ------------------------------------------  -------------------------------------------
                                                                              FROM                                          FROM
                                              YEAR ENDED DECEMBER 31,       INCEPTION       YEAR ENDED DECEMBER 31,       INCEPTION
                                                                            5/1/95 TO                                     5/1/95 TO
                                                 1997           1996         12/31/95         1997           1996          12/31/95
                                                 ----           ----         --------         ----           ----          --------
Unit value, beginning of period.............  $1.680622      $1.157802      $1.000000      $1.673666       $1.155807      $1.000000
Unit value, end of period...................  $2.153561      $1.680622      $1.157802      $2.139447       $1.673666      $1.155807
                                              =========      =========      =========      =========       =========      =========
Number of units outstanding (000)...........      3,346          2,888            460         83,070          58,623         17,039


                                                                                           THEME SUBACCOUNT
                                                                                   VA1                      VA2, VA3 & GSE
                                                                      ------------------------------  ------------------------------
                                                                                     FROM INCEPTION                  FROM INCEPTION
                                                                        YEAR ENDED     1/29/96 TO      YEAR ENDED      1/29/96 TO
                                                                         12/31/97       12/31/96        12/31/97        12/31/96
                                                                         --------       --------        --------        --------
Unit value, beginning of period....................................     $1.086084      $1.000000        $1.090843      $1.000000
Unit value, end of period..........................................     $1.259897      $1.086084        $1.262435      $1.090843
                                                                        =========      =========        =========      =========
Number of units outstanding (000)..................................           737            621           23,027         17,311


                                                                                            ASIA SUBACCOUNT
                                                                                   VA1                     VA2, VA3 & GSE
                                                                      ------------------------------  ------------------------------
                                                                                         FROM                           FROM
                                                                                       INCEPTION                      INCEPTION
                                                                        YEAR ENDED     9/17/96 TO     YEAR ENDED      9/17/96 TO
                                                                         12/31/97       12/31/96       12/31/97        12/31/96
                                                                         --------       --------       --------        --------
Unit value, beginning of period.....................................    $0.997626      $1.000000       $0.998026      $1.000000
Unit value, end of period...........................................    $0.667590      $0.997626       $0.666233      $0.998026
                                                                        =========      =========       =========      =========
Number of units outstanding (000)...................................          223            395           9,542          8,125

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                               RESEARCH ENHANCED INDEX SUBACCOUNT
                                                                                               VA1                   VA2, VA3 & GSE
                                                                                          ---------------            ---------------
                                                                                                FROM                       FROM
                                                                                             INCEPTION                  INCEPTION
                                                                                             7/15/97 TO                7/15/97 TO
                                                                                              12/31/97                  12/31/97
                                                                                              --------                  --------
Unit value, beginning of period.......................................................       $1.000000                  $1.000000
Unit value, end of period.............................................................       $1.019907                  $1.052252
                                                                                             =========                  =========
Number of units outstanding (000).....................................................             600                     22,856


                                                                                                    TEMPLETON STOCK SUBACCOUNT
                                                                                               VA1                   VA2, VA3 & GSE
                                                                                          ---------------            --------------
                                                                                                FROM                       FROM
                                                                                             INCEPTION                  INCEPTION
                                                                                             5/1/97 TO                  5/1/97 TO
                                                                                              12/31/97                   12/31/97
                                                                                              --------                   --------
Unit value, beginning of period.......................................................       $1.000000                  $1.000000
Unit value, end of period.............................................................       $1.063678                  $1.062244
                                                                                             =========                  =========
Number of units outstanding (000).....................................................             116                      7,841



                                                                                             TEMPLETON ASSET ALLOCATION SUBACCOUNT
                                                                                               VA1                   VA2, VA3 & GSE
                                                                                          ---------------            ---------------
                                                                                               FROM                       FROM
                                                                                             INCEPTION                  INCEPTION
                                                                                             6/2/97 TO                  5/2/97 TO
                                                                                              12/31/97                   12/31/97
                                                                                              --------                   --------
Unit value, beginning of period.......................................................       $1.000000                  $1.000000
Unit value, end of period.............................................................       $1.032795                  $1.076228
                                                                                             =========                  =========
Number of units outstanding (000).....................................................             152                      4,254


                                                                                               TEMPLETON INTERNATIONAL SUBACCOUNT
                                                                                               VA1                   VA2, VA3 & GSE
                                                                                          ---------------            ---------------
                                                                                               FROM                       FROM
                                                                                             INCEPTION                  INCEPTION
                                                                                             7/2/97 TO                  5/5/97 TO
                                                                                              12/31/97                   12/31/97
                                                                                              --------                   --------
Unit value, beginning of period.......................................................       $1.000000                  $1.000000
Unit value, end of period.............................................................       $0.973941                  $1.075966
                                                                                             =========                  =========
Number of units outstanding (000).....................................................             144                      6,907


                                                                                           TEMPLETON DEVELOPING MARKETS SUBACCOUNT
                                                                                               VA1                   VA2, VA3 & GSE
                                                                                          ---------------            ---------------
                                                                                               FROM                       FROM
                                                                                             INCEPTION                  INCEPTION
                                                                                             5/15/97 TO                 5/1/97 TO
                                                                                              12/31/97                   12/31/97
                                                                                              --------                   --------
Unit value, beginning of period.......................................................       $1.000000                  $1.000000
Unit value, end of period.............................................................       $0.676043                  $0.666465
                                                                                             =========                  =========
Number of units outstanding (000).....................................................             718                      4,166


      ENGEMANN NIFTY FIFTY SUBACCOUNT, PHOENIX GROWTH & INCOME SUBACCOUNT,
       PHOENIX VALUE EQUITY SUBACCOUNT, SCHAFER MID-CAP VALUE SUBACCOUNT,
                        SENECA MID-CAP GROWTH SUBACCOUNT
 These Subaccounts commenced operations as of March 2, 1998; accordingly, data for these Subaccounts is not yet available.

                      MUTUAL SHARES INVESTMENTS SUBACCOUNT
 This Subaccount commenced operations as of November 2, 1998; accordingly, data for this Subaccount is not yet available.

          WANGER TWENTY SUBACCOUNT AND WANGER FOREIGN FORTY SUBACCOUNT
These Subaccounts commenced operations as of February 1, 1999; accordingly, data for these Subaccounts is not yet available.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    From time to time, the Account may include the performance history of any or all Subaccounts in advertisements, sales literature or reports. PERFORMANCE INFORMATION ABOUT EACH SUBACCOUNT IS BASED ON PAST PERFORMANCE ONLY AND IS NOT AN INDICATION OF FUTURE PERFORMANCE. Performance information may be expressed as yield and effective yield of the Money Market Subaccount, as yield of the Multi-Sector Subaccount and as total return of any Subaccount. For the Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years and ten years, or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable Contract charges except for premium taxes (which vary by state) at the beginning of the relevant period.

    For those Subaccounts within the Account that have not been available for one of the quoted periods, the standardized average annual total return quotations may show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    Below are quotations of average annual total return for Contracts assessing an .85% expense charge which are not subject to a daily administration fee, calculated as described above.


                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/97
                         ------------------------------

                          COMMENCE-                     10     SINCE
SUBACCOUNT                MENT DATE  1 YEAR   5 YEARS  YEARS  INCEPTION
----------                ---------  ------   -------  -----  ---------
Multi-Sector...........    1/1/83     3.62%    9.14%    9.35%    9.55%
Balanced...............    5/1/92    10.02%    9.22%     N/A     9.68%
Strategic Allocation...   9/17/84    12.63%    9.30%   10.69%   11.68%
Growth.................    1/1/83    12.95%   14.72%   15.96%   17.00%
International..........    5/1/90     4.51%   13.11%     N/A     7.48%
Money Market...........   10/10/82   (1.90%)   2.68%    4.24%    4.98%
Real Estate............    5/1/95    13.86%     N/A      N/A    23.63%
Theme..................   1/29/96     9.30%     N/A      N/A     9.49%
Asia...................   9/17/96   (36.98%)    N/A      N/A   (30.27%)
Enhanced Index.........   7/15/97      N/A      N/A      N/A    (1.16%)
U.S. Small Cap.........    5/1/95    20.74%     N/A      N/A    30.52%
Int'l. Small Cap.......    5/1/95    (8.10%)    N/A      N/A    19.57%
TPT Asset Alloc.(1)....   11/28/88    7.54%   13.29%     N/A    10.93%
TPT Stock (1)..........   11/4/88     4.13%   15.30%     N/A    11.36%
TPT International (1)..    5/1/92     6.02%   16.39%     N/A    12.88%
TPT Dev. Mkts.(1)......   9/15/96   (34.15%)    N/A      N/A   (27.72%)

(1) Returns shown prior to 5/1/97, the inception date of the Class 2 shares, are derived from the historical performance of Class 1 shares. These returns have been adjusted to reflect the higher operating expenses for Class 2 shares, which includes a 12b-1 fee of .25% annually.

                             ANNUAL TOTAL RETURN(1)
                             ----------------------

             MULTI-                ALLO-               INTER-     MONEY
YEAR         SECTOR    BALANCED   CATION     GROWTH   NATIONAL   MARKET
----         ------    --------   ------     ------   --------   ------
1983....      4.64%      N/A        N/A      31.26%      N/A      7.03%
1984....     10.02%      N/A      (1.45%)     9.29%      N/A      8.85%
1985....     19.02%      N/A      25.76%     33.26%      N/A      6.69%
1986....     17.82%      N/A      14.25%     18.98%      N/A      5.19%
1987....     (0.18%)     N/A      11.18%      5.61%      N/A      5.13%
1988....      8.01%      N/A       1.08%      2.63%      N/A      6.12%
1989....      6.90%      N/A      18.41%     34.51%      N/A      7.86%
1990....      3.92%      N/A       4.45%      2.75%    (8.88%)    6.88%
1991....     18.11%      N/A      27.73%     41.00%    18.25%     4.67%
1992....      8.72%     8.51%      9.28%      8.93%   (13.91%)    2.29%
1993....     14.48%     7.27%      9.64%     18.23%    36.75%     1.60%
1994....     (6.64%)   (4.05%)    (2.66%)     0.21%    (1.19%)    2.56%
1995....     22.02%    21.83%     16.78%     29.27%     8.24%     4.39%
1996....     11.02%     9.19%      7.70%     11.18%    17.18%     3.72%
1997....      9.71%    16.48%     19.25%     19.59%    10.66%     3.88%



              REAL                              ENHANCED    U.S.        INT'L.
YEAR         ESTATE     THEME        ASIA        INDEX    SMALL CAP    SMALL CAP
----         ------     -----        ----        -----    ---------    ---------
1995....     16.83%(3)   N/A         N/A          N/A     15.07%(3)    33.41%(3)
1996....     31.46%     9.08%(3)   (0.20%)(3)     N/A     44.80%       30.39%
1997....     20.55%    15.73%     (33.24%)       5.23%(3) 27.83%       (2.69%)


               TPT           TPT         TPT           TPT
YEAR       ALLOCATION(2)    STOCK(2)    INT'L.(2)   DEV. MKTS.(2)
----       -------------    --------    ---------   -------------
1989....     11.63%          12.97%       N/A          N/A
1990....     (9.36%)        (12.39%)      N/A          N/A
1991....     25.85%          25.65%       N/A          N/A

1992....      6.49%           5.54%     (7.07%)(3)     N/A

1993....     24.30%          32.08%     45.19%         N/A
1994....     (4.43%)         (3.68%)    (3.71%)        N/A
1995....     20.75%          23.41%     14.05%         N/A
1996....     17.11%          20.62%     22.21%        0.93%
1997....     13.86%          10.25%     12.25%      (30.26%)(3)


(1) Sales Charges have not been deducted from the Annual Total Return.
(2) Returns shown prior to 5/1/97, the inception date of the Class 2 shares, are derived from the historical performance of Class 1 shares. These returns have been adjusted to reflect the higher operating expenses for Class 2 shares, which includes a 12b-1 fee of .25% annually. Past fee waivers by the Investment Manager of the Templeton Developing Markets Fund increased total return.
(3) From inception.

    Below are quotations of average annual total return for New York Contracts issued on or after May 1, 1997. These figures have been restated to reflect an average annual total return assuming the assessment of an .85% expense charge and .125% daily administration fee, calculated as described above based on past performance of existing Subaccounts as data for these Subaccounts are not yet available.


                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/97
                         ------------------------------

                    COMMENCE-                        10     SINCE
SUBACCOUNT          MENT DATE    1 YEAR   5 YEARS   YEARS  INCEPTION
----------          ---------    ------   -------   -----  ---------
Multi-Sector........  1/1/83      3.09%     9.02%    9.21%    9.40%
Balanced............  5/1/92      9.85%     9.11%     N/A%    9.60%
Strategic Allocation 9/17/84     12.61%     9.20%   10.56%   11.55%
Growth..............  1/1/83     12.96%    14.37%   15.81%   16.84%
International.......  5/1/90      4.05%    13.06%     N/A     7.34%
Money Market........ 10/10/82    (2.72%)    2.36%    4.10%    4.85%
Real Estate.........  5/1/95     13.92%      N/A      N/A    24.23%
Theme............... 1/29/96      9.10%      N/A      N/A     9.59%
Asia................ 9/17/96    (37.65%)     N/A      N/A   (30.87%)
Enhanced Index...... 7/15/97       N/A       N/A      N/A    (1.20%)
U.S. Small Cap......  5/1/95     21.18%      N/A      N/A    31.14%
Int'l. Small Cap....  5/1/95     (9.08%)     N/A      N/A    20.03%
TPT Asset Alloc.(1). 11/28/88     7.26%    12.94%     N/A    10.79%

                          FOR THE PERIOD ENDED 12/31/97
                          -----------------------------
                     COMMENCE-                        10     SINCE
SUBACCOUNT           MENT DATE    1 YEAR   5 YEARS   YEARS  INCEPTION
----------           ---------    ------   -------   -----  ---------
TPT Stock(1)........ 11/4/88       3.63%    14.95%    N/A    11.22%
TPT International(1)  5/1/92       5.64%    16.38%    N/A    12.83%
TPT Dev. Mkts.(1)... 9/15/96     (34.86%)     N/A%    N/A   (28.36%)

                             ANNUAL TOTAL RETURN(1)
                             ----------------------

           MULTI-                 ALLO-               INTER-    MONEY
YEAR       SECTOR     BALANCED   CATION    GROWTH   NATIONAL    MARKET
----       ------     --------   ------    ------   --------    ------
1983....    4.56%       N/A         N/A    31.10%       N/A     6.85%
1984....    9.82%       N/A      (1.51%)    9.16%       N/A     8.72%
1985....   18.97%       N/A      25.61%    33.09%       N/A     6.56%
1986....   17.67%       N/A      14.11%    18.83%       N/A     5.06%
1987....   (0.30%)      N/A      11.02%     5.47%       N/A     5.05%
1988....    8.98%       N/A       0.94%     2.50%       N/A     5.98%
1989....    6.76%       N/A      18.28%    34.35%       N/A     7.71%
1990....    3.78%       N/A       4.32%     2.62%     (8.98%)   6.74%
1991....   17.96%       N/A      27.56%    40.81%     18.11%    4.53%
1992....    8.58%      8.43%      9.15%     8.79%    (14.03%)   2.16%
1993....   14.35%      7.13%      9.50%    18.08%     36.59%    1.47%
1994....   (6.78%)    (4.17%)    (2.75%)    0.08%     (1.31%)   2.42%
1995....   21.89%     21.69%     16.63%    29.13%      8.12%    4.23%
1996....   10.89%      9.06%      7.57%    11.06%     17.05%    3.60%
1997....    9.57%     16.34%     19.10%    19.45%     10.53%    3.76%


            REAL                           ENHANCED     U.S.       INT'L.
YEAR       ESTATE      THEME      ASIA      INDEX     SMALL CAP   SMALL CAP
----       ------      -----      ----      -----     ---------   ---------
1995....   16.75%(3)  N/A        N/A       N/A        14.97%(3)   33.35%(3)
1996....   31.31%    8.98%(3)  (0.23%)(3)  N/A        44.64%      30.24%
1997....   20.41%   15.59%    (33.33%)    5.19%(3)    27.68%      (2.81%)


                 TPT            TPT          TPT            TPT
YEAR         ALLOCATION(2)     STOCK(2)     INT'L.(2)    DEV. MKTS.(2)
----         -------------     --------     ---------    -------------

1989....       11.49%           12.83%        N/A             N/A
1990....       (9.47%)         (12.50%)       N/A             N/A
1991....       25.70%           25.50%        N/A             N/A
1992....        6.36%            5.41%      (7.15%)(3)        N/A
1993....       24.15%           31.92%      45.01%            N/A
1994....       (4.55%)          (3.80%)     (3.83%)           N/A
1995....       20.60%           23.26%      13.91%            N/A
1996....       16.96%           20.47%      22.06%           0.90%
1997....       13.74%           10.10%      12.12%         (30.35%(3)


(1) Sales Charges have not been deducted from the Annual Total Return.
(2) Returns shown prior to 5/1/97, the inception date of the Class 2 shares, are derived from the historical performance of Class 1 shares. These returns have been adjusted to reflect the higher operating expenses for Class 2 shares, which includes a 12b-1 fee of .25% annually. Past fee waivers by the Investment Manager of the Templeton Developing Markets Fund increased total return.

(3) From Inception.


THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

    Current yield for the Money Market Subaccount is based upon the income earned by the Subaccount over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Subaccount Units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges on the Account level including the annual administrative fee.

    Yield calculations of the Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical Contract Owner's account having a balance of exactly one Unit at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this seven-day period will be the change in the value of the hypothetical Contract Owner's account's original unit. The following is an example of this yield calculation for the Money Market Subaccount based on a seven-day period ending December 31, 1997.

Example:

Assumptions:

                                                             CONTRACTS
                                             CONTRACTS     ASSESSING .85%
                                             ASSESSING     EXPENSE CHARGE
                                            85% EXPENSE     & .125% DAILY
                                               CHARGE        ADMIN. FEE
                                               ------        ----------
Value of hypothetical pre-existing account
   with exactly one unit at the beginning of
   the period:..............................  2.153665       1.090370
Value of the same account (excluding
   capital changes) at the end of the
   seven-day period:........................  2.155028       1.091039
Calculation:
   Ending account value.....................  2.155028       1.091039
   Less beginning account value.............  2.153665       1.090370
   Net change in account value..............  0.001363       0.000669
Base period return:
   (adjusted change/beginning account
   value)...................................  0.000633       0.000614
Current yield = return x (365/7) =..........     3.30%          3.20%
Effective yield = [(1 + return)(365/7)] -1 =     3.35%          3.25%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time or other investment companies, due to charges which will be deducted on the Account level.

    A Subaccount's performance may be compared to that of the Consumer Price Index or various unmanaged equity or bond indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and the Europe Australia Far East Index, and also may be compared to the performance of the other variable annuities as reported by services such as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") and Morningstar, Inc. or in other publications. Lipper and CDA are widely recognized independent rating/ranking services. A Subaccount's performance also may be compared to that of other investment or savings vehicles.

    Advertisements, sales literature and other communications may contain information about any Series' or Advisers' current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the S&P 500, Dow Jones Industrial Average, First Boston High Yield Index, and Solomon Brothers Corporate and Government Bond indices.

    Each Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.


THE VARIABLE ACCUMULATION ANNUITY
--------------------------------------------------------------------------------
    The individual deferred variable accumulation annuity contract (the "Contract") issued by Phoenix may be significantly different from a fixed annuity contract in that, unless the GIA is selected, it is the Owner and Annuitant under a Contract who assume the risk of investment gain or loss rather than Phoenix. To the extent that payments are not allocated to the GIA, the amounts which will be available for annuity payments under a Contract will depend on the investment performance of the amounts allocated to the Subaccounts of the Account. Upon the maturity of a Contract, the amounts held under a Contract will continue to be invested in the Account and/or the GIA. The monthly annuity payments will vary in accordance with the investment experience of the selected Subaccounts unless invested in the GIA, then the monthly anniversary payment will not vary. However, a fixed annuity may be elected, in which case Phoenix will guarantee specified monthly annuity payments.

    The Owner selects the investment objective of each Contract on a continuing basis by directing the allocation of purchase payments and Contract Value among the GIA or the Subaccounts.



PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
    Phoenix is a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Its Executive Office is located at One American Row, Hartford, Connecticut 06102 and its main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is located at 10 Krey Boulevard, East Greenbush, New York 12144. Phoenix is the nation's 9th largest mutual life insurance company and has consolidated assets of $18.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.


    On June 21, 1982, Phoenix established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision of the management or investment practices or policies of the Account or Phoenix.

    On July 1, 1992, the Account's domicile was transferred to New York. Under New York law and the Contracts, all income, gains or losses of the Account, whether realized or not, must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses of Phoenix. The assets of the Account may not be charged with liabilities arising out of any other business that Phoenix may conduct. Obligations under the Contracts are obligations of Phoenix.

    Contributions to the GIA are not invested in the Account; rather, they become part of the Phoenix general account (the "General Account"). The General Account supports all insurance and annuity obligations of Phoenix and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the GIA, see Appendix A.

INVESTMENTS OF THE ACCOUNT
--------------------------
PARTICIPATING INVESTMENT FUNDS
THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts of the Account invest in corresponding Series of The Phoenix Edge Series Fund. The Fund currently has the following Series available through the contracts:

    MONEY MARKET SERIES: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series invests exclusively in high quality money market instruments.

    GROWTH SERIES: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    MULTI-SECTOR FIXED INCOME ("MULTI-SECTOR") SERIES: The investment objective of the Multi-Sector Series is to seek long-term total return. The Multi-Sector Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    STRATEGIC ALLOCATION ("ALLOCATION") SERIES: The investment objective of the Allocation Series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total return.

    INTERNATIONAL SERIES: The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The International Series provides a means for investors to invest a portion of their assets outside the United States.

    BALANCED SERIES: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    REAL ESTATE SECURITIES ("REAL ESTATE") SERIES: The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    STRATEGIC THEME ("THEME") SERIES: The investment objective of the Theme Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

    ABERDEEN NEW ASIA ("ASIA") SERIES: The investment objective of the Asia Series is to seek long-term capital appreciation. The Asia Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    RESEARCH ENHANCED INDEX ("ENHANCED INDEX") SERIES: The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Enhanced Index Series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    ENGEMANN NIFTY FIFTY ("NIFTY FIFTY") SERIES: The investment objective of the Nifty Fifty Series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    SENECA MID-CAP GROWTH ("SENECA MID-CAP") SERIES: The investment objective of the Seneca Mid-Cap Series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

    PHOENIX GROWTH AND INCOME ("GROWTH & INCOME") SERIES: The investment objective of the Growth & Income Series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Growth & Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX VALUE EQUITY ("VALUE") SERIES: The primary investment objective of the Value Series is long-term capital appreciation, with a secondary investment objective of current income. The Value Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    SCHAFER MID-CAP VALUE ("SCHAFER MID-CAP") SERIES: The primary investment objective of the Schafer Mid-Cap Series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Schafer Mid-Cap Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

WANGER ADVISORS TRUST
    Certain Subaccounts of the Account invest in corresponding Series of the Wanger Advisors Trust. The following Series are currently available through the
Contracts:

    WANGER U.S. SMALL CAP ("U.S. SMALL CAP") SERIES: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER INTERNATIONAL SMALL CAP ("INTERNATIONAL SMALL CAP") SERIES: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.


    WANGER TWENTY (TWENTY) SERIES: The investment objective of the Twenty Series is to seek long-term capital growth. The Twenty Series invests primarily in the stocks of U.S. companies with market capitalizations of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER FOREIGN FORTY (FOREIGN) SERIES: The investment objective of the Foreign Series is to seek long-term capital growth. The Foreign Series invests primarily in equity securities of foreign companies with market capitalizations of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.


TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts of the Account invest in corresponding Series of the Templeton Variable Products Series Fund. The following Series are currently available through the Contracts:

    TEMPLETON STOCK ("STOCK") SERIES: The investment objective of the Stock Series is to provide capital growth. The Stock Series invests primarily in common stocks issued by companies, large and small, in various nations throughout the world.

    TEMPLETON ASSET ALLOCATION ("TPT ALLOCATION") SERIES: The investment objective of the TPT Allocation Series is to seek a high level of total return through a flexible investment policy. The TPT Allocation Series invests in stocks of companies of any nation, debt securities of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

    TEMPLETON INTERNATIONAL ("TPT INTERNATIONAL") SERIES: The investment objective of the TPT International Series is to seek long-term capital growth through a flexible policy of investing. The TPT International Series invests in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Series generally invests in common stock, it also may invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by S&P or Moody's or which are unrated by any rating agency.

    TEMPLETON DEVELOPING MARKETS ("DEVELOPING MARKETS") SERIES: The investment objective of the Developing Markets Series is to seek long-term capital appreciation. The Developing Markets Series invests primarily in equity securities of issuers in countries having developing markets.

    MUTUAL SHARES INVESTMENTS ("SHARES") SERIES: The primary investment objective of the Shares Series is to seek capital appreciation with income as a secondary objective. The Shares Series invests in domestic equity securities and domestic debt obligations.

    Each Series will be subject to market fluctuations and risks inherent in the ownership of any security and there can be no assurance that the stated investment objective of any Series will be realized.

    In addition to being sold to the Account, shares of the Funds also are sold to the Phoenix Home Life Variable Life Account, a separate account used by Phoenix to receive and invest premiums paid under certain variable life insurance policies issued by Phoenix. Shares of the Funds also may be sold to other separate accounts of Phoenix or its affiliates or of other insurance companies.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to simultaneously invest in the Fund(s). Although neither Phoenix nor the Fund(s) currently foresees any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund(s) or (4) differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners. Phoenix will, at its own expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to all Series in The Phoenix Edge Series Fund except the Real Estate and Asia Series. Based on subadvisory agreements with the Fund, PIC delegates certain investment decisions and research functions to subadvisers for the following Series:

    Enhanced Index Series     J.P. Morgan Investment
                              Management, Inc.

    Nifty Fifty Series        Roger Engemann & Associates, Inc.
                              ("Engemann")

    Seneca Mid-Cap Series     Seneca Capital Management, LLC
                              ("Seneca")

    Schafer Mid-Cap Series    Schafer Capital Management, Inc.

    The investment adviser to the Real Estate Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment adviser to the Asia Series is Phoenix-Aberdeen International Advisors LLC ("PAIA"). Pursuant to subadvisory agreements with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect, less than wholly-owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund Managers, Inc.

    The investment adviser to the Wanger Advisors Trust is Wanger Asset Management, L.P.

    The investment adviser for the Stock, TPT Asset Allocation and TPT International Series is Templeton Investment Counsel, Inc.

    Templeton Asset Management, Ltd. is the investment adviser for the Developing Markets Series.

    Franklin Mutual Advisers, Inc. is the investment adviser for the Shares Series.


SERVICES OF THE ADVISERS
    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisers and subadvisers, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the Funds.

    FOR ADDITIONAL INFORMATION CONCERNING THE FUNDS AND THEIR SERIES, PLEASE SEE THE ACCOMPANYING FUND PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


PURCHASE OF CONTRACTS
-------------------------------------------------------------------------------
    The minimum initial purchase payment for each Contract purchased is $1,000. However, for Contracts purchased in connection with IRAs, the minimum initial purchase payment is $1,000 and for contracts purchased in connection with tax-qualified or employer sponsored plans, a minimum initial payment of $1,000 is required. For Contracts with a Maturity Date in the first Contract year, the minimum initial purchase payment is $10,000. In addition, a Contract Owner may authorize his bank to draw $25 or more from his personal checking account monthly to purchase Units in any available Subaccount or for deposit in the GIA. The amount the Contract Owner designates will be automatically invested on the date the bank draws on his account. If this "check-o-matic" privilege is elected, the minimum initial purchase payment is $25. This payment must accompany the application, if any. Each subsequent purchase payment under a Contract must be at least $25.

    Generally, a Contract may not be purchased with respect to a proposed Annuitant who is 80 years of age or older. Total purchase payments in excess of $1,000,000 cannot be made without the permission of Phoenix. While the Annuitant is living and the Contract is in force, purchase payments may be resumed at any time before the Maturity Date of a Contract.

    Purchase payments received under the Contracts will be allocated to any Subaccount and/or to the GIA, or a combination thereof, in the proportion specified in the application, if any, for the Contract or as indicated by the Owner from time to time. Initial purchase payments may, under certain circumstances, be allocated to the Money Market Subaccount (see "Free Look Period"). Changes in the allocation of purchase payments will be effective as of receipt by VPMO by notice of election in a form satisfactory to Phoenix and will apply to any purchase payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by the Contract Owner.


DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------
PREMIUM TAX
    Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, the status of Phoenix within those states and the insurance tax laws of those states. Phoenix will pay any premium tax due and will reimburse itself only upon the earlier of partial withdrawal, surrender of the Contract, the Maturity Date or payment of death proceeds. For a list of states and premium taxes, see "Appendix B."


SALES CHARGES
    A deduction for contingent deferred sales charges (also referred to in this Prospectus as sales or surrender charges) for these Contracts may be taken from proceeds of withdrawals from, or complete surrender of, the Contracts if assets are not held under the Contract for a certain period of time (see chart below). No sales charge will be taken after the Annuity Period has begun except with respect to unscheduled withdrawals under Options K or L below (see "Annuity Options"). Any sales charge is imposed on a first-in, first-out basis.

    With respect to withdrawals or surrenders, up to 10% of the Contract Value may be withdrawn in a Contract Year, either in a lump sum or by multiple scheduled or unscheduled partial surrenders, without the imposition of a sales charge. During the first Contract Year, the 10% withdrawal without a sales charge is available only on Contracts issued on or after May 1, 1996 and will be determined based on the Contract Value at the time of the first partial surrender. In subsequent years, the 10% will be based on the previous Contract anniversary value. The deduction for sales charges, expressed as a percentage of the amount redeemed in excess of the 10% allowable amount, follows:

              AGE OF DEPOSIT IN        CONTINGENT DEFERRED
            COMPLETE YEARS FROM         SALES CHARGE AS A
             PAYMENT DATE UNIT           PERCENTAGE OF
           RELEASED WAS CREDITED        AMOUNT WITHDRAWN
           ---------------------        ----------------
                      0                        6%
                      1                        5%
                      2                        4%
                      3                        3%
                      4                        2%
                      5                        1%
                 6 and over                    0%

    In the event that the Annuitant dies before the Maturity Date of the Contract, the sales charge described in the table above will not apply.

    The total sales charges on a Contract will never exceed 9% of the total purchase payments, and the applicable level of sales charge cannot be changed with respect to outstanding Contracts. Sales charges imposed in connection with partial surrenders will be deducted from the Subaccounts and the GIA on a pro rata basis. Any distribution costs not paid for by sales charges will be paid by Phoenix from the assets of the General Account.


CHARGES FOR MORTALITY AND EXPENSE RISKS
    While fixed annuity payments to Annuitants will reflect the investment performance of the applicable Series of the Fund during the Accumulation Period, the amount of such payments will not be decreased because of adverse mortality experience of Annuitants as a class or because of an increase in actual expenses of Phoenix over the expense charges provided for in the Contracts. Phoenix assumes the risk that Annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that its expenses may be higher than the deductions for such expenses.

    In assuming the mortality risks, Phoenix agrees to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the Contract, to the Annuitant or other payee for as long as he or she may live.


    Phoenix charges each Subaccount the daily equivalent of 0.40% on an annual basis of the current value of the Subaccount's net assets for mortality risks assumed and the daily equivalent of 0.85% (0.60% for certain contracts issued prior to March 11, 1993) on an annual basis for expense risks assumed (see the Contract's Schedule Pages). No mortality and expense risk charge is deducted from the GIA. If the percentage charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by Phoenix; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to Phoenix. Any such profit may be used, as a part of Phoenix's General Account's assets, to meet sales expenses, if any, which are in excess of sales commission revenue generated from any sales charges. Phoenix has concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the Contracts will benefit the Account and the Contract Owners.

CHARGES FOR ADMINISTRATIVE SERVICES
    Phoenix is responsible for administering the Contract. In this connection, Phoenix, among other things, maintains an account for each Owner and Annuitant, makes all disbursements of benefits, furnishes administrative and clerical services for each Contract, makes disbursements to pay obligations chargeable to the Account, maintains the accounts, records and other documents relating to the business of the Account required by regulatory authorities, causes the maintenance of the registration and qualification of the Account under laws administered by the SEC, prepares and distributes notices and reports to Owners and the like. Phoenix also reimburses Phoenix Equity Planning Corporation ("PEPCO") for any expenses incurred by it as "principal underwriter."


    To cover certain of its costs of administration, such as preparation of billings and statements of account, Phoenix generally charges each Contract $35 each year prior to the Contract's Maturity Date. This charge is deducted from each Subaccount and/or the GIA holding the assets of the Owner or on a pro rata basis from two or more Subaccounts or the GIA in relation to their values under the Contract and is not subject to increase but may be subject to decrease. This charge is deducted on the Contract anniversary date for services rendered since the preceding Contract anniversary date. Upon surrender of a Contract, where applicable, the entire annual administrative charge is deducted regardless of when the surrender occurs. If Annuity Options I, J, K, M or N are elected, the $35 charge will be deducted from each annuity payment in equal amounts after the Maturity Date.

    Phoenix may reduce the sales charge or annual administrative charge for Contracts issued under tax-qualified plans other than IRAs and Contracts issued under group or sponsored arrangements, in all states except New York. Generally, sales costs per Contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Contracts are purchased and other factors. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced administrative costs expected as a result of sales to a particular group or sponsored arrangement. In addition, Phoenix may reduce the annual administrative charge under a Contract to reflect lower administrative costs.


    No sales or annual administrative charges will be deducted for Contracts sold to registered representatives of the principal underwriter or to officers, directors and employees of Phoenix and their spouses; or to employees or agents who retire from Phoenix or PEPCO; or to registered representatives of broker-dealers with whom PEPCO has selling agreements, regardless as to their state of residence.


OTHER CHARGES
    As compensation for investment management services, the Advisers are entitled to a fee, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series. These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.


THE ACCUMULATION PERIOD
--------------------------------------------------------------------------------
ACCUMULATION UNITS
    Initial purchase payments will be applied within two days if the application, if any, for a Contract is complete. If an application form which is incomplete upon submission is completed within five business days of receipt by VPMO, the initial purchase payment will be applied within two days of the completion of such application. In the event that an application is not completed within five business days of receipt by VPMO, then the purchase payment will be immediately returned. If the GIA is chosen, additional purchase payments are deposited on the date of receipt of such purchase payment at VPMO. If one or more of the Subaccounts is chosen, additional purchase payments are applied to the purchase of Accumulation Units of the Subaccount(s) chosen, at the value of such Units next determined after the receipt of such purchase payment at VPMO. The number of Accumulation Units of a Subaccount purchased with a specific purchase payment will be determined by dividing the applied purchase payment by the value of an Accumulation Unit in that Subaccount next determined after receipt of the purchase payment. The value of the Accumulation Units of a Subaccount will vary depending upon the investment performance of the applicable Series of the Funds, the expenses charged against the Funds and the charges and deductions made against the Subaccount.


ACCUMULATION UNIT VALUES
    At any date prior to the Maturity Date of the Contract, the total value of the Accumulation Units in a Subaccount which has been credited under a Contract can be computed by multiplying the number of such Units by the appropriate value of an Accumulation Unit in effect for such date. The value of an Accumulation Unit on a day other than a Valuation Date is the value of the Accumulation Unit on the next Valuation Date. The number of Accumulation Units in each Subaccount credited under each Contract and their current value will be reported to the Owner at least annually.



TRANSFERS
    A Contract Owner may, at any time not later than 30 days prior to the Maturity Date of a Contract, elect to transfer all or any part of the Contract Value among one or more Subaccounts or the GIA. Any such transfer from a Subaccount will result in the redemption of Accumulation Units and, if another Subaccount is selected, in the purchase of Accumulation Units on the basis of the respective values next determined after the receipt by VPMO of written notice of election in a form satisfactory to Phoenix. A transfer among Subaccounts or the GIA does not automatically change the payment allocation schedule of a Contract.

    A Contract Owner also may request transfers and changes in payment allocations among available Subaccounts or the GIA by calling 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Unless the Contract Owner elects in writing not to authorize telephone transfers or allocation changes, telephone transfer orders and allocation changes also will be accepted on behalf of the Contract Owner from his or her registered representative. Phoenix and PEPCO will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers and allocation changes will be confirmed in writing to the Contract Owner. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, the Contract Owner would bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. These telephone privileges may be modified or terminated at any time and during times of extreme market volatility, may be difficult to exercise. In such cases a Contract Owner should submit a written request.


    A Contract Owner also may elect to transfer funds automatically among the Subaccounts or the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. A Contract Owner must have an initial value of $2,000 in the GIA or the Subaccount from which funds will be transferred (sending Subaccount), and if the value in that Subaccount or the GIA drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one sending Subaccount or the GIA, but may be allocated to multiple receiving Subaccounts. Under the Systematic Transfer Program, Contract Owners may transfer approximately equal amounts from the GIA over a minimum 18-month period.

    Upon completion of the Systematic Transfer Program, the Contract Owner must notify VPO at 800/541-0171 or in writing to VPMO to implement another Systematic Transfer Program.


    All transfers under the Systematic Transfer Program will be executed on the basis of the respective values as of the first of the month following receipt of the Systematic Transfer Program request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

    Unless Phoenix agrees otherwise or the Systematic Transfer Program has been elected, a Contract Owner may make only one transfer per Contract year from the GIA. Non-systematic transfers from the GIA will be effectuated on the date of receipt by VPMO except as otherwise may be requested by the Contract Owner. For non-systematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the Contract Value in the GIA at the time of transfer.


    Because excessive trading can hurt Fund performance and harm Contract Owners, Phoenix reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. Phoenix will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple Contract Owners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.


    No sales charge will be assessed when a transfer is made. The date a payment was credited for the purpose of calculating the sales charge will remain the same notwithstanding the transfer. Currently, there is no charge for transfers; however, Phoenix reserves the right to charge a transfer fee of $10 per transfer after the first two in each Contract year to defray administrative costs. Currently, unlimited transfers are permitted; however, Phoenix reserves the right to limit the number of transfers made during each Contract year a Contract is in existence. When the Temporary Money Market Allocation Amendment has been issued, no transfers may be made until the end of the free look period (see "Free Look Period"). However, Contract Owners will be permitted at least six transfers during each Contract year. THERE ARE ADDITIONAL RESTRICTIONS ON TRANSFERS FROM THE GIA AS DESCRIBED ABOVE AND IN APPENDIX A.

    Phoenix reserves the right to limit the number of Subaccounts you may elect to a total of 18 at any one time and/or over the life of the Contract unless required to be less to comply with changes in federal and/or state regulation, including tax, securities and insurance law.


SURRENDER OF CONTRACT; PARTIAL WITHDRAWALS
    If the Annuitant is living, amounts held under the Contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under Annuity Options K or L. Prior to the Maturity Date, the Contract Owner may withdraw up to 10% of the Contract Value in a Contract year, either in a lump sum or by multiple scheduled or unscheduled partial surrenders, without the imposition of a sales charge. During the first Contract year, the 10% withdrawal without a sales charge is available only on Contracts issued on or after May 1, 1996 and will be determined based on the Contract Value at the time of the first partial surrender. In all subsequent years the 10% will be based on the previous Contract anniversary value. A signed written request for withdrawal must be sent to VPMO. If the Contract Owner has not yet reached age 59 1/2, a 10% penalty tax will apply on taxable income withdrawn (see "Federal Income Taxes"). The appropriate number of Accumulation Units of a Subaccount will be redeemed at their value next determined after the receipt by VPMO of a written notice in a form satisfactory to Phoenix. Unless the Owner designates otherwise, Accumulation Units redeemed in a partial withdrawal will be redeemed in each Subaccount in the same proportion as the value of the Accumulation Units of the Contract is then allocated among the Subaccounts. Also, Contract Values in the GIA will be withdrawn in a partial withdrawal in the same proportion as the Contract Value is then allocated to the GIA, unless the Owner designates otherwise. The redemption value of Accumulation Units may be more or less than the purchase payments applied under the Contract to purchase the Accumulation Units, depending upon the investment performance in each Subaccount. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances (see "Deferment of Payment"). There may be adverse tax consequences to certain surrenders and partial withdrawals (see "Surrenders or Withdrawals Prior to the Contract Maturity Date"). Certain restrictions on redemptions are imposed on Contracts used in connection with Internal Revenue Code Section 403(b) plans (see "Qualified Plans"; "Tax-Sheltered Annuities"). A deduction for sales charges may be imposed on partial withdrawals from, and complete surrender of, a Contract (see "Sales Charges"). Any sales charge is imposed on a first-in, first-out basis.

    Any request for a withdrawal from, or complete surrender of, a Contract should be mailed to Phoenix Variable Products Mail Operation, PO Box 8027, Boston, Massachusetts 02266-8027.


LAPSE OF CONTRACT
    If on any Valuation Date the Contract Value is zero, or the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the Contract Value, the Contract will immediately terminate and lapse without value. Within 30 days after this Valuation Date, Phoenix will notify the Contract Owner in writing that the Contract has lapsed.


PAYMENT UPON DEATH BEFORE MATURITY DATE (NON-NEW YORK INDIVIDUAL CONTRACTS)
    If the Owner is the Annuitant and dies before the Contract Maturity Date, the death benefit will be paid under the Contract to the Owner/Annuitant's beneficiary. If the Owner and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the contingent Annuitant becomes the Annuitant. If there is no contingent Annuitant, the death benefit will be paid to the Annuitant's beneficiary. The death benefit is calculated according to the following method. If the death occurred during the first six years following the Contract date, this payment would be equal to the greater of: (a) the sum of all purchase payments made under the Contract less any prior partial withdrawals (see "Surrender of Contract; Partial Withdrawals"); or (b) the Contract Value next determined following receipt of a certified copy of the death certificate at VPMO. If the death occurred during any subsequent six-year period, this payment would be equal to the greater of: (a) the death benefit that would have been payable at the end of the immediately preceding six-year period, plus any purchase payments made and less any partial withdrawals since such date; or (b) the Contract Value next determined following receipt of a certified copy of the death certificate at VPMO.

    If the Owner and the Annuitant are not the same and the Owner dies prior to the Maturity Date and there is no surviving joint Owner, upon receipt of due proof of death, Phoenix will fully surrender the Contract and pay the Cash Surrender Value (Contract Value less any applicable sales charge) to the Owner's beneficiary (see "Sales Charges").

    Payments will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement had been elected by the Owner. If an optional method of settlement had not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election (see "Sales Charges"). Notwithstanding the foregoing, if the amount to be paid is less than $2,000, it will be paid in a single sum (see "Annuity Options"). Depending upon state law, the payment to the beneficiary may avoid probate.


NEW YORK INDIVIDUAL CONTRACTS ISSUED ON OR AFTER MAY 1, 1997
--------------------------------------------------------------------------------
    Individual Contracts issued in New York on or after May 1, 1997, have certain differences from the other individual Contracts described in this Prospectus. Other than the differences noted in this section, the Contracts are the same as the other individual Contracts. These differences are reflected in the "Summary of Expenses for Individual Contracts Issued in New York on or after May 1, 1997."


SALES CHARGES
    A deduction for contingent deferred sales charges for these Contracts may be taken from proceeds of withdrawals from, or complete surrender of, the Contract if assets are not held under the Contract for a certain period (see the chart below). Sales charges are not taken after the Annuity Period has begun, except with respect to unscheduled withdrawals under Options K or L (see Annuity Options). A sales charge is not imposed on amounts payable because of the death of the Annuitant or Owner.

    With respect to withdrawals or surrenders, up to 10% of the Contract Value may be withdrawn in a Contract year, either in a lump sum or by multiple scheduled or unscheduled partial surrenders, without imposition of the sales charge. During the first Contract year, the 10% will be based on the Contract Value at the time of the first partial surrender. In subsequent years, the 10% will be based on the previous Contract anniversary value. The deduction for sales charges, expressed as a percentage of the amounts redeemed greater than the 10% allowable amount up to a maximum of the total premium is as follows:

              AGE OF DEPOSIT IN        CONTINGENT DEFERRED
            COMPLETE YEARS FROM         SALES CHARGE AS A
             PAYMENT DATE UNIT           PERCENTAGE OF
           RELEASED WAS CREDITED        AMOUNT WITHDRAWN
           ---------------------        ----------------
                      0                        7%
                      1                        6%
                      2                        5%
                      3                        4%
                      4                        3%
                      5                        2%
                      6                        1%
                 7 and over                    0%

    In the event of the death of the Annuitant or Owner before the Maturity Date, the sales charge described in the table above will not apply.


DAILY ADMINISTRATIVE FEE
    Phoenix charges each Subaccount the daily equivalent of 0.125% annually of the accumulated value of the Subaccount to cover its variable costs of administration (such as printing and distribution of materials pertaining to Contract Owner meetings). This fee is not deducted from the GIA nor from Contracts sold to registered representatives of PEPCO or broker-dealers with whom PEPCO has selling agreements, or to officers, directors and employees of Phoenix or its affiliates and their spouses or to employees or agents who retire from Phoenix or its affiliates or PEPCO.


MATURITY DATE
    The Maturity Date cannot be earlier than five years from the inception of the Contract, nor later than the Contract anniversary nearest the Annuitant's 90th birthday.


OWNERSHIP OF THE CONTRACT
    Joint ownership of the Contract is not permitted.

PAYMENT UPON DEATH BEFORE MATURITY DATE
    If the Owner/Annuitant dies before the Contract Maturity Date, the death benefit will be paid under the Contract to the Owner/Annuitant's beneficiary. If the Owner and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the contingent Annuitant becomes the Annuitant. If there is no contingent Annuitant, the death benefit will be paid to the Annuitant's beneficiary. Upon the death of the Annuitant or an Owner/Annuitant who has not yet attained age 85, the death benefit (less any deferred premium tax) is calculated according to the following method:

    1. Death occurring in the first Contract year -- the greater of:

       a.  100% of purchase payments, less any withdrawals; or

       b. the Contract Value next determined following receipt of a certified copy of the death certificate at VPMO.

    2. Death occurring in the second Contract year or any subsequent Contract year -- the greater of:

       a. the death benefit at the end of the previous Contract year, plus 100% of purchase payments, less any withdrawals made since that date; or

       b. the Contract Value next determined following receipt of a certified copy of the death certificate at VPMO.


    After the Annuitant's age 85, the death benefit (less any deferred premium tax) equals the Contract Value (no surrender charge is imposed) next determined following receipt of a certified copy of the death certificate at VPMO.

    Upon the death of an Owner who is not the Annuitant, the death proceeds will be paid to the Owner's beneficiary. The amount of death benefit payable is equal to the greater of:

       a.  100% of purchase payments, less withdrawals; or

       b. the Contract Value next determined following receipt of a certified copy of the death certificate at VPMO.

    If the Owner or Owner/Annuitant's beneficiary elects to defer payment of the death proceeds for a period longer than one Contract year, the death proceeds that will be payable upon distribution is equal to the greater of:

       a.  100% of purchase payments, less withdrawals; or

       b. the Contract Value next determined following receipt at VPMO of both written authorization for distribution and a certified copy of the death certificate.

    Payments will be made in a single sum to the beneficiary designated by the Owner prior to the Annuitant's death unless an optional method of settlement had been elected by the Owner. If an optional method of settlement had not been elected by the Owner, the beneficiary may elect an optional method of settlement in lieu of a single sum. No deduction is made for sales or other expenses upon such election (see "Sales Charges"). Notwithstanding the foregoing, if the amount to be paid is less than $2,000, it will be paid in a single sum (see "Annuity Options"). Depending upon state law, the payment to the beneficiary may avoid probate and the death benefit may be reduced by any premium tax due (see "Premium Tax"). See also "Distribution at Death Rules" under "Federal Income Tax."


TRANSFERS
    A Contract Owner may request transfers or allocation changes in writing only. Transfers or allocation changes may not be made by telephone.


GROUP CONTRACTS
--------------------------------------------------------------------------------
    Contracts may be purchased by employers (or trusts) to fund tax-qualified pension or profit-sharing plans such as defined contribution and defined benefit plans ("Group Contracts"). Group Contracts may be purchased on an "allocated" or "unallocated" basis. In most respects the Group Contracts are the same as the Contracts purchased on an individual basis described elsewhere in this Prospectus; however, there are certain differences as described in this section. Phoenix may limit the payments made under a Group Contract to $1,000,000 and reserves the right to terminate a Group Contract after 20 years.

    The GIA, all of the Series of The Phoenix Edge Series Fund, Wanger Advisors Trust and Templeton Variable Products Series Fund are available for investment.


ALLOCATED GROUP CONTRACTS
    Under an allocated Group Contract, the Contract Owner is the trust to whom the Contract is issued. However, individual participant accounts are maintained and the Contract Owner passes on certain rights to the plan participants such as the right to choose Subaccounts, and transfer amounts between Subaccounts.

    Under an allocated Group Contract, a minimum initial purchase payment of $25 per participant account is required. Subsequent payments per participant account must be at least $25 and must total at least $300 per Contract year. The annual administrative service charge under an allocated Group Contract is currently $15 per participant account; it is guaranteed not to exceed $30.


    If withdrawals occur within a certain number of years after deposit, a sales charge will apply. (Please see description in section "Deductions and Charges -- Sales Charges.") Allocated group contracts do not have a 10% free withdrawal privilege. A sales charge will not be applied if the withdrawal is for one of the following:

    o   death of a participant
    o   disability
    o   demonstration of financial hardship
    o   termination of employment
    o   retirement (participant account of 5 years or age 55 or older)
    o   participant loan
    o   purchase of:
        -   annuity contract
        -   retired life certificate
        -   election of life expectancy distribution option


    Under Group Contracts issued in New York, the sales charge will not be applied to amounts exceeding the total of purchase payments made under the Contract (calculated at their initial value). In addition, if the Contract has been in force for at least 20 years and Phoenix terminates the Contract, no sales charge will apply.

    Not more than four transfers may be made from the GIA in any Participant Account Year and only one such transfer may be made in any 3-consecutive month period. The amount of such transfers out of the GIA in any one Participant Account Year may not exceed the greater of $1,000 or 25% of the Participant Account Value in the GIA as of the last day of the prior Participant Account Year.


    Upon the death of a participant, a death benefit will be paid to the Contract Owner. The Contract Owner may then distribute the death benefit in accordance with the terms of the plan. If the death occurred during the first six years following the Contract date, this payment would be equal to the greater of: (a) the sum of all purchase payments made by the participant less any prior withdrawals or (b) the participant's accumulated value under the Contract. If the death occurred during any subsequent six-year period, this payment would equal the greater of: (a) the death benefit that would have been payable at the end of the immediately preceding six-year period, plus any purchase payments made and less any partial withdrawals since such date or (b) the participant's accumulated value under the Contract.


    Loans and hardship withdrawals will be available under the Internal Revenue Code of 1986 Section 401(k) plans after January 1, 1996. If the plan permits loans, a partial withdrawal from the participant's contract value may be requested. The partial withdrawal for the loan must be at least $1,000 and the participant's remaining contract value must be at least $2,000. A contingent deferred sales charge will not apply to such a partial withdrawal. A $125 administrative charge per partial withdrawal will apply and this amount may be increased in the future. Loan repayments, including any interest, will be allocated to the participant's Subaccounts in the same proportion as new payments. A plan loan partial withdrawal may not be made if a plan loan partial withdrawal is currently outstanding with respect to that Participant.



UNALLOCATED GROUP CONTRACTS
    Under an unallocated Group Contract, the Contract Owner is the trust to whom the Contract is issued. The Contract Owner exercises all rights under the Contract on behalf of plan participants; no participant accounts are maintained under the Contract.

Under an unallocated Group Contract, a minimum initial purchase payment of $5,000 is required and subsequent payments also must be at least $5,000. The annual administrative service charge under an unallocated Group Contract is currently $300; it is guaranteed not to exceed $500.

    If amounts are withdrawn in the early Contract years, a sales charge may apply unless the withdrawal is for the payment of a plan benefit related to the death or disability of a plan participant or the purchase of an individual annuity contract or Life Expectancy Distribution option from Phoenix. A deduction for a sales charge for an unallocated Group Contract may be taken from the proceeds of a withdrawal from, or complete surrender of, the Contract if the withdrawal is not related to the payment of a plan benefit or the purchase of an annuity as described above and the Contract has not been held for a certain period of time (see chart below). However, withdrawals of up to 15% of the payments made under a Contract in the first Contract year and up to 15% of the Contract Value as of the previous Contract anniversary may be made each year without imposition of a sales charge for payment of plan benefits related to termination of employment or retirement. The deduction for sales charges, expressed as a percentage of the amount redeemed in excess of the 15% allowable amount, is as follows:

                          CONTINGENT DEFERRED SALES CHARGE
       CONTRACT YEAR     AS A PERCENTAGE OF AMOUNT WITHDRAWN
       -------------     -----------------------------------
             0                           6%
             1                           6%
             2                           6%
             3                           6%
             4                           6%
             5                           5%
             6                           4%
             7                           3%
             8                           2%
             9                           1%
        10 and over                      0%

    The total deferred sales charges on a Contract will never exceed 9% of the total purchase payments, and the applicable level of sales charge cannot be changed with respect to outstanding Contracts.

    Under Group Contracts issued in New York, the sales charge will not be applied to amounts exceeding the total of purchase payments made under the Contract (calculated at their initial value). In addition, if the Contract has been in force for at least 20 years and Phoenix terminates the Contract, no sales charge will apply.

    Upon the death of a participant, a death benefit will be paid to the Contract Owner. The Contract Owner may then distribute the death benefit in accordance with the terms of the plan.


THE ANNUITY PERIOD
--------------------------------------------------------------------------------
VARIABLE ACCUMULATION ANNUITY CONTRACTS
    Annuity payments will commence on the Contract's Maturity Date if the Annuitant is then living and the Contract is then in force. On the Maturity Date and thereafter, investment in the Account is continued unless a Fixed Payment Annuity is elected. No sales charge is taken. Each Contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with Ten-Year Period Certain unless a different annuity option is elected by the Owner (see "Annuity Options"). Under a Variable Payment Life Annuity with Ten-Year Period Certain, annuity payments, which may vary in amount based on the performance of the Subaccount selected, are made monthly for life and, if the Annuitant dies within 10 years after the Maturity Date, the Annuitant's beneficiary will be paid the payments remaining in the 10-year period. A different form of annuity may be elected by the Owner prior to the Maturity Date. Once annuity payments have commenced, the Annuity Option may not be changed.


    If the amount to be applied on the Maturity Date is less than $2,000, Phoenix may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Option would be less than $20, Phoenix also may make a single sum payment equal to the total Contract Value on the date the initial payment would be payable, in place of all other benefits provided by the Contract, or, make periodic payments quarterly, semiannually or annually in place of monthly payments.


    Each Contract specifies a provisional Maturity Date at the time of its issuance. The Owner may subsequently elect a different Maturity Date. The Maturity Date shall not be earlier than the first Contract anniversary unless a variable payment option is elected (Options I,

J, K, L, M or N), or later than the Contract anniversary nearest the Annuitant's 85th birthday unless the Contract is issued in connection with certain qualified plans. Generally, under qualified plans, the Maturity Date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2; or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA.

    The Maturity Date election shall be made by written notice and must be received by VPMO 30 days before the provisional Maturity Date. If a Maturity Date, which is different from the provisional Maturity Date of the Contract, is not elected by the Owner, the provisional Maturity Date becomes the Maturity Date. Particular care should be taken in electing the Maturity Date of a Contract issued under a TSA, a Keogh Plan or an IRA plan. (See "Tax-Sheltered Annuities," "Keogh Plans" and "Individual Retirement Accounts.")


ANNUITY OPTIONS
    Unless an alternative annuity payment option is elected on or before the Maturity Date, the amounts held under a Contract on the Maturity Date will be automatically applied to provide a 10-year period certain variable payment monthly life annuity based on the life of the Annuitant under Option I described below. Any annuity payments falling due after the death of the Annuitant during the period certain will be paid to the Annuitant's beneficiary. Each annuity payment will be based upon the value of the Annuity Units credited to the Contract. The number of Annuity Units in each Subaccount to be credited is based on the value of the Accumulation Units in that Subaccount and the applicable annuity purchase rate. The purchase rate differs according to the payment option selected and the age of the Annuitant. The value of the Annuity Units will vary with the investment performance of each Subaccount to which Annuity Units are credited based on an assumed investment return of 4 1/2% per year. This rate is a fulcrum rate around which variable annuity payments will vary to reflect whether actual investment experience of the Subaccount is better or worse than the assumed investment return. The assumed investment return and the calculation of variable income payments for such 10-year period certain variable payment life annuity and for Options J and K described below are described in more detail in the Contract and in the SAI.

    In lieu of the 10-year period certain variable payment life annuity (see "Option I--Variable Payment Life Annuity with Ten Year Period Certain"), the Owner may, by written request received by VPMO on or before the Maturity Date of the Contract, elect any of the other annuity payment options described below. If the Maturity Date occurs in the first Contract year, only Options I, J, K, L, M or N may be elected. No surrender charge will be assessed under any annuity option unless unscheduled withdrawals are made under Annuity Options K or L.

    The level of annuity payments payable under the following options is based upon the option selected and, depending on the option chosen, such factors as the age at which payments begin, the form of annuity, annuity purchase rates, assumed investment return (for variable payment annuities) and the frequency of payments.

    Phoenix deducts a daily charge for mortality and expense risks from Contract Values held in the Subaccounts (see "Charges For Mortality and Expense Risks"). Therefore, electing Option K will result in a deduction being made even though Phoenix assumes no mortality risk under that option.

    OPTION A--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Provides a monthly income for the life of the Annuitant. In the event of death of the Annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a ten year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

    OPTION B--NON-REFUND LIFE ANNUITY
    Provides a monthly income for the lifetime of the Annuitant. No income is payable after the death of the Annuitant.

    OPTION C--DISCONTINUED

    OPTION D--JOINT AND SURVIVOR LIFE ANNUITY
    Provides a monthly income for the lifetimes of both the Annuitant and a joint annuitant as long as either is living. In the event of the death of the Annuitant or joint annuitant, the annuity income will continue for the life of the survivor. The amount to be continued to the survivor may be 100% or 50% of the amount of the joint annuity payment, as elected at the time the annuity option is chosen. No income is payable after the death of the survivor annuitant.

    Under Option D, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

    OPTION E--INSTALLMENT REFUND LIFE ANNUITY
    Provides a monthly income for the life of the Annuitant. In the event of the Annuitant's death, the annuity income will continue to the Annuitant's beneficiary until the amount applied to purchase the annuity has been distributed.

    OPTION F--JOINT AND SURVIVOR LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN Provides a monthly income for the lifetime of both the Annuitant and a joint annuitant as long as either is living. In the event of the death of the Annuitant or joint annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the elected period certain, the annuity income will continue to the named beneficiary until the end of the elected period certain. For example, a ten year period certain will provide a total of 120 monthly payments. A period certain of either 10 or 20 years may be chosen.

    Under Option F, the joint annuitant must be named at the time the option is elected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

    OPTION G--PAYMENTS FOR SPECIFIED PERIOD
    Provides equal income installments for a specified period of years whether the Annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

    OPTION H--PAYMENTS OF SPECIFIED AMOUNT
    Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the Annuitant dies prior to the end of the elected period certain, annuity payments will continue to the Annuitant's beneficiary until the end of the elected period certain.

    OPTION I--VARIABLE PAYMENT LIFE ANNUITY WITH TEN-YEAR PERIOD CERTAIN
    Unless another annuity option has been elected, this option will automatically apply to any Contract proceeds payable on the Maturity Date. It provides a variable payout monthly annuity based on the life of the Annuitant. In the event of the death of the Annuitant, the annuity payments are made to the Annuitant's beneficiary until the end of the 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the Subaccounts to which proceeds are applied.

    OPTION J--JOINT SURVIVOR VARIABLE PAYMENT LIFE ANNUITY WITH TEN-YEAR
    PERIOD CERTAIN
    Provides a variable payout monthly annuity while the Annuitant and the designated joint annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the Subaccounts to which proceeds are applied. Under Option J, the joint annuitant must be named at the time the option is selected and cannot be changed. The joint annuitant must have reached an adjusted age of 40, as defined in the Contract.

    OPTION K--VARIABLE PAYMENT ANNUITY FOR A SPECIFIED PERIOD
    Provides variable payout monthly income installments for a specified period of time, whether the Annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the Contract may not extend beyond the life expectancy of such beneficiary. A Contract Owner may request an unscheduled withdrawal representing part or all of the remaining Contract Value (less any applicable contingent deferred sales charge) at any time under Option K.

    OPTION L--VARIABLE PAYMENT LIFE EXPECTANCY ANNUITY
    Provides a variable payout monthly income payable over the Annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the Annuitant and joint annuitant. A Contract Owner may request an unscheduled withdrawal representing part or all of the remaining Contract Value at anytime under Option L. Upon the death of the Annuitant (and joint annuitant, if there is a joint annuitant), the remaining Contract Value (less any applicable contingent deferred sales charge) will be paid in a lump sum to the Annuitant's beneficiary.

    OPTION M--UNIT REFUND VARIABLE PAYMENT LIFE ANNUITY
    Provides variable monthly payments as long as the Annuitant lives. If the Annuitant dies, the Annuitant's beneficiary will receive the value of the remaining Annuity Units in a lump sum.

    OPTION N--VARIABLE PAYMENT NON-REFUND LIFE ANNUITY
    Provides a variable monthly income for the life of the Annuitant. No income or payment to a beneficiary is paid after the death of the Annuitant.

    OTHER OPTIONS AND RATES
    Phoenix may offer other annuity options at the Maturity Date of a Contract. In addition, in the event that current settlement rates are more favorable than the applicable rates guaranteed under Group Contracts issued in New York only and for all Contracts regardless of state of issue, the more favorable rates shall be used in determining the amount of any annuity payment under the Annuity Options above.

    OTHER CONDITIONS
    Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse or designated beneficiary.

    Generally, federal income tax requirements also provide that participants in qualified plans must begin minimum distributions by April 1 of the calendar year following the later of: (a) the year in which the employee retires or (b) the year in which the employee attains age 70 1/2. The date set forth in (a) does not apply to regular or SIMPLE IRAs and the required distribution rules do not apply to Roth IRAs. The distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy, or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

    Under the LED program, regardless of Contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for sales charges, even if the minimum distribution exceeds the 10% allowable amount (see "Sales Charges"). Also, amounts withdrawn that have not been held under a Contract for at least six years and are in excess of the greater of the minimum distribution and the 10% free available amount will be subject to any applicable sales charge.


PAYMENT UPON DEATH AFTER MATURITY DATE
    If an Owner who also is the Annuitant dies on or after the Maturity Date, except as otherwise may be provided under any supplementary Contract between the Owner and Phoenix, Phoenix will pay to the Owner/Annuitant's beneficiary any annuity payments due during any applicable period certain under the Annuity Option in effect on the Annuitant's death. If the Annuitant who is not the Owner dies on or after the Maturity Date, Phoenix will pay any remaining annuity payments to the Annuitant's beneficiary according to the payment option in effect at the time of the Annuitant's death. If an Owner who is not the Annuitant dies on or after the Maturity Date, Phoenix will pay any remaining annuity payments to the Owner's beneficiary according to the payment option in effect at the time of the Owner's death.



VARIABLE ACCOUNT VALUATION PROCEDURES
--------------------------------------------------------------------------------
VALUATION DATE--A Valuation Date is every day the NYSE is open for trading and Phoenix is open for business. The NYSE is scheduled to be closed for trading on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board of Directors of the NYSE reserves the right to change this schedule as conditions warrant. On each Valuation Date, the value of the Separate Account is determined at the close of the NYSE (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD--A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

ACCUMULATION UNIT VALUE--The value of one Accumulation Unit was set at $1.0000 on the date assets were first allocated to each Subaccount. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

NET INVESTMENT FACTOR--The Net Investment Factor for any Valuation Period is equal to 1.000000 plus the applicable net investment rate for such Valuation Period. A Net Investment Factor may be more or less than 1.000000. To determine the net investment rate for any Valuation Period for the funds allocated to each Subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the Subaccount for such Valuation Period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the Valuation Period for mortality and expense risk charges (see "Charges For Mortality and Expense Risks") and (c) the results of (a) as adjusted by (b) are divided by the aggregate Unit Values in the Subaccount at the beginning of the Valuation Period.


MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------
ASSIGNMENT
    Owners of Contracts issued in connection with non-tax qualified plans may assign their interest in the Contract without the consent of the beneficiary. A written notice of such assignment must be filed with VPMO before it will be honored.

    A pledge or assignment of a Contract is treated as payment received on account of a partial surrender of a Contract. (See "Surrenders or Withdrawals Prior to the Contract Maturity Date.")

    In order to qualify for favorable tax treatment, Contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person other than Phoenix.

DEFERMENT OF PAYMENT
    Payment of the Contract Value in a single sum upon a withdrawal from, or complete surrender of, a Contract ordinarily will be made within seven days after receipt of the written request by VPMO. However, payment of the value of any Accumulation Units may be postponed at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the Fund is not reasonably practicable or it is not reasonably practicable to determine the Contract Value or (d) when a governmental body having jurisdiction by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.


FREE LOOK PERIOD
    Phoenix may mail the Contract to the Owner or it may be delivered in person. An Owner may return a Contract for any reason within 10 days after its receipt and receive in cash the adjusted value of the initial purchase payment. (A longer free look period may be provided in the Contract Owner's state.) The Owner may receive more or less than the initial payment depending on investment experience within the Subaccount during the free look period, unless the Contract was issued with a Temporary Money Market Allocation Amendment, in which case the initial purchase payment will be refunded.

    If the Contract Owner elected on the application, if any, to have the Temporary Money Market Allocation Amendment issued with the Contract, or resides in a state that requires the Contract to be issued with the Temporary Money Market Allocation Amendment, Phoenix temporarily allocates the initial purchase payment to the Money Market Subaccount. Under this Amendment, if the Contract Owner surrenders the Contract during the Free Look Period, the initial purchase payment is refunded. At the expiration of the Free Look Period, the value of the Accumulation Units held in the Money Market Subaccount is allocated among the available Subaccounts of the Account or the GIA in accordance with the Contract Owner's allocation instructions on the application, if any.

    If the initial purchase payment, or any portion thereof, was allocated to the GIA, that payment (or portion) and any earned interest is refunded.


AMENDMENTS TO CONTRACTS
    Contracts may be amended to conform to changes in applicable law or interpretations of applicable law or to accommodate design changes. Changes in the Contract may need to be approved by Contract Owners and/or state insurance departments. A change in the Contract which necessitates a corresponding change in the Prospectus or the Statement of Additional Information must be filed with the SEC.


SUBSTITUTION OF FUND SHARES
    Although Phoenix believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Series of the Funds may become unsuitable for investment by Contract Owners because of a change in investment policy, or a change in the tax laws or because the shares are no longer available for investment. In that event, Phoenix may seek to substitute the shares of another Series or the shares of an entirely different mutual fund. Before this can be done, the approval of the SEC and possibly one or more state insurance departments, will be required.


OWNERSHIP OF THE CONTRACT
    Ordinarily, the purchaser of a Contract is both the Owner and the Annuitant and is entitled to exercise all the rights under the Contract. However, the Owner may be an individual or entity other than the Annuitant. Spouses may own a Contract as joint Owners (except for Individual Contracts issued in New York on or after May 1, 1997).

Transfer of the ownership of a Contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.


FEDERAL INCOME TAXES
--------------------------------------------------------------------------------
INTRODUCTION
    The Contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("Qualified Plans") under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits of the Contract Owner, Annuitant or beneficiary depends on Phoenix's tax status, on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned.

    The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon Phoenix's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). Phoenix does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. For a discussion of federal income taxes as they relate to the Funds, please see the accompanying Prospectuses for the Funds.


TAX STATUS
    Phoenix is taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Account is not a separate entity from Phoenix and its operations form a part of Phoenix, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the Contract Value. Under existing federal income tax law, the Account's investment income, including realized net capital gains, is not taxed to Phoenix. Phoenix reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.


TAXATION OF ANNUITIES IN GENERAL
    Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value of the Units held under a Contract until some form of distribution is made under the Contract. However, in certain cases, the increase in value may be subject to tax currently. In the case of Contracts not owned by natural persons, see "Contracts Owned by Non-Natural Persons." In the case of Contracts not meeting the diversification requirements, see "Diversification Standards."

    1. SURRENDERS OR WITHDRAWALS PRIOR TO THE CONTRACT MATURITY DATE.
        Code Section 72 provides that a total or partial surrender from a Contract prior to the Contract Maturity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract." The "investment in the Contract" is that portion, if any, of purchase payments (premiums paid) by or on behalf of an individual under a Contract that is not excluded from the individual's gross income. However, under certain types of Qualified Plans there may be no investment in the Contract within the meaning of Code Section 72, so that the total amount of all payments received will be taxable. The taxable portion is taxed as ordinary income in an amount equal to the value of the Contract or portion thereof that is pledged or assigned. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial surrender of a Contract.

    2.  SURRENDERS OR WITHDRAWALS ON OR AFTER THE CONTRACT MATURITY DATE.
        Upon receipt of a lump sum payment under the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the Contract. Ordinarily, such taxable portion is taxed as ordinary income. Under certain circumstances, the proceeds of a surrender of a Contract may qualify for "lump sum distribution" treatment under Qualified Plans. See your tax adviser if you think you may qualify for "lump sum distribution" treatment. The five-year averaging rule for lump sum distribution has been repealed for tax years beginning after 1999.

        For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the Contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the Contract resulting in the full amount of the payments being taxable. A simplified method of determining the exclusion ratio is effective with respect to qualified plan annuities starting after November 18, 1996.

        Withholding of federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies VPO of that election.

    3. PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS.
        With respect to amounts surrendered or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Contract Owner (or where the Contract Owner is not an individual, the death of the "Primary Annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special 25% penalty applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code
    Section 130(d)); (vii) under an immediate annuity contract (as defined in Code Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.


        If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year when the modification occurs will be increased by an amount (determined by the Treasury regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, but only if the modification takes place: (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2 or (b) before the taxpayer reaches age 59 1/2. Separate tax withdrawal penalties apply to Qualified Plans (see "Penalty Tax on Surrenders and Withdrawals from Qualified Contracts").



ADDITIONAL CONSIDERATIONS
    1.  DISTRIBUTION-AT-DEATH RULES.
        In order to be treated as an annuity contract for federal income tax purposes, a Contract must provide the following two distribution rules: (a) if the Contract Owner dies on or after the Contract Maturity Date and before the entire interest in the Contract has been distributed, the remainder of the Contract Owner's interest will be distributed at least as quickly as the method in effect on the Contract Owner's death; and (b) if a Contract Owner dies before the Contract Maturity Date, the Contract Owner's entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and must commence within one (1) year after the Contract Owner's date of death. If the beneficiary is the spouse of the Contract Owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as Contract Owner. These distribution requirements do not apply to annuity contracts under Qualified Plans. However, a number of restrictions, limitations and special rules apply to Qualified Plans and a Contract Owner should consult with a tax adviser.

        If the Annuitant, who is not the Contract Owner, dies before the Maturity Date and there is no Contingent Annuitant, the Annuitant's beneficiary must elect within 60 days whether to receive the death benefit in a lump sum or in periodic payments commencing within one (1) year.

        If the Contract Owner is not an individual, the death of the primary Annuitant is treated as the death of the Contract Owner. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner. Finally, in the case of non-spousal joint Contract Owners the distribution will be required at the first death of the Contract Owners.

        If the Contract Owner or a Joint Contract Owner dies on or after the Maturity Date, the remaining payments if any, under the Annuity Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

    2.  TRANSFER OF ANNUITY CONTRACTS.
        Transfers of non-qualified Contracts prior to the Maturity Date for less than full and adequate consideration to the Contract Owner at the time of such transfer, will trigger tax on the gain in the Contract, with the transferee getting a step-up in basis for the amount included in the Contract Owner's income. This provision does not apply to transfers between spouses or incident to a divorce.

    3.  CONTRACTS OWNED BY NON-NATURAL PERSONS.
        If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in the net surrender value less the premium paid) is includable in income each year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the Contract is held under a qualified plan, a Tax Sheltered Annuity program or an IRA, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan and in the case of an immediate annuity.

    4.  SECTION 1035 EXCHANGES.
        Code Section 1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity Contract for another. A replacement Contract obtained in a tax-free exchange of Contracts succeeds to the status of the surrendered Contract. If the surrendered Contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the Contract Owner's investment in the Contract, will continue to apply. In contrast, Contracts issued on or after January 19, 1985, in a Code Section 1035 exchange, are treated as new Contracts for purposes of the distribution-at-death rules. Special rules and procedures apply to Code
    Section 1035 transactions. Prospective Contract Owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

    5.  MULTIPLE CONTRACTS.
        Code Section 72(e)(11)(A)(ii) provides that for Contracts entered into after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one Contract. Thus, any amount received under any such Contract prior to the Contract Maturity Date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

        The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a competent tax adviser before purchasing more than one Contract or other annuity contracts.


DIVERSIFICATION STANDARDS
    1.  DIVERSIFICATION REGULATIONS.
        To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each Series of the Funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each quarter of a calendar year no more than 55% of the value of the assets of a Series are represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the Account, and each Series of the Funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of these limitations.

        The Treasury Department has indicated that the Diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Account will cause the Contract Owner to be treated as the owner of the assets of the Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time, it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance. The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

        In any event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling generally will be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owner being retroactively determined to be the owner of the assets of the Account.

        Due to the uncertainty in this area, Phoenix reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

        Phoenix has represented that it intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

    2.  DIVERSIFICATION REGULATIONS AND QUALIFIED PLANS.
        Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the Qualified Plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Plan Contracts from application of the diversification rules, all investments of the Phoenix Qualified Plan Contracts (i.e., the Funds) will be structured to comply with the diversification standards because the Funds serve as the investment vehicle for non-qualified Contracts as well as Qualified Plan Contracts.


QUALIFIED PLANS
    The Contracts may be used with several types of Qualified Plans. TSAs, Keoghs, IRAs, Corporate Pension and Profit-Sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, Phoenix will accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a Contract Owner's beneficiary designation or elected payment option may not be enforceable.

    Effective January 1, 1993, Section 3405 of the Internal Revenue Code was amended to change the rollover rules applicable to the taxable portions of distributions from qualified pension and profit-sharing plans and Section 403(b) TSA arrangements. Taxable distributions eligible to be rolled over generally will be subject to 20% income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA.

    The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs, but not IRAs except a) distributions required under the Code; b) substantially equal distributions made over the life (or life expectancy) of the employee or for a term certain of 10 years or more; and c) the portion of distributions not includible in gross income (i.e., return of after tax contributions).

    On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Phoenix in connection with certain Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

    Numerous changes have been made to the income tax rules governing Qualified Plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation and maximum contributions; required distributions; penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of Qualified Plans and of the use of the contracts in connection therewith.

    1.  TAX SHELTERED ANNUITIES ("TSAS").
        Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3) to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of purchase payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs.

        For taxable years beginning after December 31, 1988, Code Section 403(b)(11) imposes certain restrictions on a Contract Owner's ability to make partial withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to purchase payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a Contract Owner to make a surrender or partial withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code) or (b) in the case of hardship. In the case of hardship, the amount distributable cannot include any income earned under the Contract.

        The 1988 Act amended the effective date of Code Section 403(b)(11), so that it applies only with respect to distributions from Code Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

        In addition, in order for certain types of contributions under a Code
    Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. Contract Owners should consult their employers to determine whether the employer has complied with these rules.

        Effective May 4, 1998, loans may be made available under Internal Revenue Code Section 403(b) tax sheltered annuity programs. If the program permits loans, a loan from the participant's contract value may be requested. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of Contract Value minus any contingent deferred sales charge; and (b) 50% of the Contract Value minus any contingent deferred sales charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan then the maximum loan amount of the Contract may be reduced from that amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Internal Revenue Code. Amounts borrowed from the GIA are subject to the same limitations as apply to transfers from the GIA; thus no more than the greater of $1,000 and 25% of the Contract Value in the GIA may be borrowed at any one time.

        Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The balance of loan repayments, after payment of accrued loan interest, will be credited to the Subaccounts of the Separate Account or the GIA account in accordance with the participant's most recent premium allocation on file with Phoenix.

        If a loan repayment is not received by Phoenix before 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such to the extent required by law. At the time of such deemed distribution interest will continue to accrue until such time as an actual distribution occurs under the Contract.

    2.  KEOGH PLANS.
        The Self-Employed Individual Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish "Keoghs," or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

    3.  INDIVIDUAL RETIREMENT ACCOUNTS.
        Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount which may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA. Effective January 1, 1997, employers may establish a new type of IRA called SIMPLE (Savings Incentive Match Plan for Employees). Special rules apply to participants' contributions to and withdrawals from SIMPLE IRAs. Also effective January 1, 1997, salary reduction (SARSEP) IRAs no longer may be established. Effective January 1, 1998, individuals may establish Roth IRAs. Special rules also apply to contributions and withdrawals from Roth IRAs.

    4.  CORPORATE PENSION AND PROFIT-SHARING PLANS.
        Code Section 401(a) permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder (see "Group Contracts").

        These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary, depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the Contracts purchased in connection with these Plans. Purchasers of Contracts for use with Corporate Pension or Profit-Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    5. DEFERRED COMPENSATION PLANS WITH RESPECT TO SERVICE FOR STATE AND LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS.
        Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The Contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the Contract Owner is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such Contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the Contracts. Effective in 1997 for new state and local government plans, such plans must be funded through a tax exempt annuity contract held for the exclusive benefit of plan participants.

    6. PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS FROM QUALIFIED PLANS. In the case of a withdrawal under a Qualified Plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Keogh and Corporate Pension and Profit-Sharing Plans), TSAs and IRAs other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the Contract Owner's participation in the SIMPLE IRA. To the extent amounts are not includible in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
    (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated beneficiary;
    (d) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
    Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract Owner and his or her spouse and dependents if the Contract Owner has received unemployment compensation for at least 12 weeks; and (h) distributions from IRAs for first time home purchase (maximum $10,000) or certain qualified educational expenses of the Contract Owner, spouse, children or grandchildren of the Contract Owner. This exception will no longer apply after the Contract Owner has been re-employed for at least 60 days. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

        Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to regular or SIMPLE IRAs and the required distribution rules do not apply to Roth IRAs. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

     7. SEEK TAX ADVICE.
        The above description of federal income tax consequences of the different types of Qualified Plans which may be funded by the Contracts offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

SALES OF VARIABLE ACCUMULATION CONTRACTS
-------------------------------------------------------------------------------
    The principal underwriter of the Contracts is PEPCO. Contracts may be purchased through registered representatives of W. S. Griffith & Co., Inc. ("WSG") licensed to sell Phoenix insurance policies and annuity contracts. WSG is an indirect wholly-owned subsidiary of Phoenix. PEPCO is an indirect, majority-owned subsidiary of Phoenix. Contracts also may be purchased through other broker-dealers or entities registered under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell Contracts under terms of agreement provided by PEPCO and terms of agreement provided by Phoenix.

    In addition to reimbursing PEPCO for its expenses, Phoenix pays PEPCO an amount equal to up to 7.25% of the purchase payments under the Contracts. PEPCO pays any distribution organization an amount which may not exceed up to 7.25% of purchase payments made under the contract. Any such amount paid with respect to Contracts sold through other broker-dealers will be paid by Phoenix to or through PEPCO. The amounts paid by Phoenix are not deducted from the purchase payments. Deductions for sales charges (as described under "Sales Charges") may be used to reimburse Phoenix for commission payments to broker-dealers.

    Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting securities, banking regulators have not indicated that such institutions are prohibited from purchasing variable annuity contracts upon the order and for the account of their customers.


STATE REGULATION
--------------------------------------------------------------------------------
    Phoenix is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which may be made for its General Account and separate accounts, including the Account. It does not include, however, any supervision over the investment policy of the Account.


REPORTS
--------------------------------------------------------------------------------
    Reports showing the Contract Value and containing the financial statements of the Account will be furnished at least annually to an Owner.


VOTING RIGHTS
--------------------------------------------------------------------------------
    As stated above, all of the assets held in an available Subaccount will be invested in shares of a corresponding Series of the Funds. Phoenix is the legal owner of those shares and as such has the right to vote to elect the Board of Trustees of each Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, Phoenix intends to vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions received from Owners of the Contracts.

    Phoenix currently intends to vote Fund shares attributable to any Phoenix assets and Fund shares held in each Subaccount for which no timely instructions from Owners are received in the same proportion as those shares in that Subaccount for which instructions are received. In the future, to the extent applicable federal securities laws or regulations permit Phoenix to vote some or all shares of the Funds in its own right, it may elect to do so.

    Matters on which Owners may give voting instructions may include the following: (1) election of the Board of Trustees of a Fund; (2) ratification of the independent accountant for a Fund; (3) approval or amendment of the investment advisory agreement for the Series of the Fund corresponding to the Owner's selected Subaccount(s); (4) any change in the fundamental investment policies or restrictions of each such Series; and (5) any other matter requiring a vote of the Shareholders of a Fund. With respect to amendment of any investment advisory agreement or any change in a Series' fundamental investment policy, Owners participating in such Series will vote separately on the matter, pursuant to the requirements of the 1940 Act.

    The number of votes that a Contract Owner has the right to cast will be determined by applying the Contract Owner's percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which each Owner may give Phoenix instructions will be determined as of the record date for Fund shareholders chosen by the Board of Trustees of a Fund. Phoenix will furnish Owners with proper forms and proxies to enable them to give these instructions.


TEXAS OPTIONAL RETIREMENT PROGRAM
--------------------------------------------------------------------------------
    Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a Contract or apply them to provide annuity options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds may, however, be used to fund another eligible retirement vehicle.


LITIGATION
--------------------------------------------------------------------------------
    Phoenix, the Account and PEPCO are not parties to any litigation that would have a material adverse effect upon the Account or the Contracts.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel, Phoenix has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts described in this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
    The Statement of Additional Information contains more specific information and financial statements relating to the Account and Phoenix. The Table of Contents of the SAI is set forth below:

    Underwriter
    Calculation of Yield and Return
    Calculation of Annuity Payments
    Experts
    Financial Statements

    Contract Owner inquiries and requests for a SAI should be directed to Phoenix Variable Products Mail Operations in writing at P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling VPO at 800/541-0171.

APPENDIX A

THE GUARANTEED INTEREST ACCOUNT

    Contributions to the GIA under the Contract and transfers to the GIA become part of the general account of Phoenix (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Purchase payments will be allocated to the GIA and, therefore, the General Account, as elected by the Owner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Fixed annuity payments made to Annuitants under the Contract will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Phoenix assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract that cannot be changed. In addition, Phoenix guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Contracts will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year for individual Contracts and 3% per year for Group Contracts, compounded annually, to amounts allocated to the GIA. Phoenix may credit interest at a rate in excess of these rates; however, it is not obligated to credit any interest in excess of these rates.

    Biweekly, Phoenix will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated to the GIA at that time. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit excess interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR FOR INDIVIDUAL CONTRACTS AND 3% PER YEAR FOR GROUP CONTRACTS WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Contract Value. Phoenix guarantees that, at any time, the GIA Contract Value will not be less than the amount of purchase payments allocated to the GIA, plus interest at the rate of 4% per year for individual Contracts and 3% per year for Group Contracts, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge (see "Deductions and Charges"). For 403(b) plans with loans, amounts borrowed from the GIA will be treated as transfers to the Loan Security Account and subject to the same limitations as applies to transfers from the GIA (see "Qualified Plans").


IN GENERAL, ONE TRANSFER PER CONTRACT YEAR IS ALLOWED FROM THE GIA. THE AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GIA AT THE TIME OF THE TRANSFER. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18-MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GIA WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VPMO, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

APPENDIX B

DEDUCTIONS FOR STATE PREMIUM TAXES
QUALIFIED AND NON-QUALIFIED ANNUITY CONTRACTS


                                                               UPON              UPON
STATE                                                        PURCHASE(1)     ANNUITIZATION        NON-QUALIFIED      QUALIFIED

California ..........................................                              X                   2.35%           0.50%



Kentucky.............................................                              X                   2.00            2.00

Maine................................................                              X                   2.00

Nevada...............................................                              X                   3.50

South Dakota.........................................           X                                      1.25

West Virginia........................................                              X                   1.00            1.00

Wyoming..............................................                              X                   1.00


NOTE: The above premium tax deduction rates are as of January 1, 1999. No premium tax deductions are made for states not listed above. However, premium tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above list of states and the applicable tax rates. Consequently, the Company reserves the right to deduct premium tax when necessary to reflect changes in state tax laws or interpretation.


        For a more detailed explanation of the assessment of Premium Taxes see "Deductions and Charges, Premium Tax."


(1) "Purchase" in this chart refers to the earlier of partial withdrawal, surrender of the Contract, Maturity Date or payment of death proceeds or Maturity Date.